AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization ("Agreement") is dated March 6, 2012, by and among Zaldiva, Inc., a Nevada corporation ("Buyer"); Cygnus Internet, Inc., a Florida corporation ("Seller"); and Jeffrey M. Pollitt, who is the beneficial owner of approximately 37% of Seller’s outstanding shares of common stock (the “Principal Stockholder”).

RECITALS

Seller desires to sell, and Buyer desires to purchase, all of the assets of Seller used directly or indirectly in the operation of the business of the Seller, including but not limited to Seller’s operations that are currently conducted under the names “FONU2,” “FONUS.COM,” “CANDYFONE” and “CANDYFONE.COM,” together with all intellectual property, computer hardware and software associated with such business (the “FONU2 Business”), for the consideration and on the terms set forth in this Agreement.

It is the parties’ intention that:  (i) Buyer’s purchase of such assets be qualified as a tax-free transaction within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code, as amended, and (ii) as part of this Agreement, Buyer shall issue to Seller’s Stockholders, directly, on a pro rata basis, the shares of Buyer’s common stock issuable hereunder in this Reorganization.

The parties, intending to be legally bound, agree as follows:

ARTICLE 1

Definitions and Usage

1.1

DEFINITIONS

For purposes of this Agreement, the following terms and variations thereof have the meanings specified or referred to in this Section 1.1:

"Accounts Receivable" (a) all trade accounts receivable and other rights to payment from customers of Seller arising from or relating to the FONU2 Business and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered, whether billed or unbilled as of the Closing Date, to customers of Seller arising from or related to the FONU2 Business, (b) all other accounts or notes receivable of Seller arising from or related to the FONU2 Business and the full benefit of all security for such accounts or notes and (c) any claim, remedy or other right related to any of the foregoing.

“Acquisition Agreement” as defined in Section 9.5(c).

“Adverse Recommendation Change” as defined in Section 9.5(c).

"Affiliate" as applied to any Person, any other Person that is controlled by, is in control of, or is commonly controlled with, the first Person, where the term “control” means possession of the power (whether by voting power, contract or otherwise) to elect the majority of the members of the governing body or otherwise to direct the management policies of a Person.

"Assets" as defined in Section 2.1.

"Best Efforts" the efforts that a prudent Person desirous of achieving a result would use in similar circumstances to achieve that result as expeditiously as possible, provided, however, that a Person required to use Best Efforts under this Agreement will not be thereby required to take actions that would result in a material adverse change in the benefits to such Person of this Agreement and the Contemplated Transactions or to dispose of or make any change to its business, expend any material funds or incur any other material burden.

"Bill of Sale" as defined in Section 2.7(a)(i).

“Board Recommendation” as defined in Section 9.5(c).

"Breach" any breach of, or any inaccuracy in, any representation or warranty or any breach of, or failure to perform or comply with, any covenant or obligation, in or of this Agreement or any other Contract, or any event which with the passing of time or the giving of notice, or both, would constitute such a breach, inaccuracy or failure.

"Business Day" any day other than (a) Saturday or Sunday or (b) any other day on which National banks are permitted or required to be closed.

"Buyer" as defined in the first paragraph of this Agreement.

"Buyer Indemnified Persons" as defined in Section 11.2.

"Closing" as defined in Section 2.6.

"Closing Date" the date on which the Closing actually takes place.

"Closing Date Debt" all indebtedness of the Seller resulting in an Encumbrance on the Assets, existing on the Closing Date.

"COBRA" as defined in Section 3.16(e).

"Code" means the Internal Revenue Code of 1986, as amended.

"Consent" any approval, consent, ratification, waiver or other authorization from a third party requested or necessary to consummate the Contemplated Transactions.

"Contemplated Transactions" all of the transactions contemplated by this Agreement.

"Contract" any agreement, contract, Lease, consensual obligation, promise or undertaking (whether written or oral and whether express or implied), whether or not legally binding.

"Copyrights" as defined in Section 3.25(a)(iii).

"Damages" as defined in Section 11.2.

"Disclosure Schedules" the disclosure schedules delivered by Seller to Buyer concurrently with the execution and delivery of this Agreement.

"Employee Plans" as defined in Section 3.16(a).

"Encumbrance" any charge, claim, community or other marital property interest, condition, equitable interest, lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

"Environmental Law" all Legal Requirements relating to the protection of the environment, to human health and safety, or to any emission, discharge, generation, processing, storage, holding, abatement, existence, Release, threatened Release or transportation of any Hazardous Substances, including, without limitation, (i) CERCLA, the Resource Conservation and Recovery Act, and the Occupational Safety and Health Act, (ii) all other requirements pertaining to reporting, licensing, permitting, investigation or remediation of emissions, discharges, Releases or threatened Releases of Hazardous Materials into the air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances, and (iii) all other requirements pertaining to the protection of the health and safety of employees or the public.

"ERISA" the Employee Retirement Income Security Act of 1974.

"Exchange Act" the Securities Exchange Act of 1934.

"Excluded Assets" as defined in Section 2.2.

"FONU2 Business" as defined in the second paragraph of this Agreement.

"Fraud" fraud, fraudulent inducement or intentional misrepresentation or concealment.

"GAAP" generally accepted accounting principles for financial reporting in the United States, applied on a basis consistent with the basis on which the financial statements referred to in Section 3.4 were prepared.

"Governing Documents" with respect to any particular entity, (a) if a corporation, the articles or certificate of incorporation and the bylaws; (b) if a general partnership, the partnership agreement and any statement of partnership; (c) if a limited partnership,  the limited partnership agreement and the certificate of limited partnership; (d) if a limited liability company, the articles of organization and operating agreement; (e) if another type of Person, any other charter or similar document adopted or filed in connection with the creation, formation or organization of the Person; and (f) any amendment or supplement to any of the foregoing.

"Governmental Authorization" any Consent, license, registration or permit issued, granted, given or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

"Governmental Body" any:

(a)

nation, state, county, city, town, borough, village, district or other jurisdiction;

(b)

federal, state, local, municipal, foreign or other government;

(c)

governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

(d)

multinational organization or body;

(e)

body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

(f)

official of any of the foregoing.

"Indemnified Person" as defined in Article 11.

"Indemnifying Person" as defined in Article 11.

"Intellectual Property Assets" as defined in Section 3.25(a).

"IRS" the United States Internal Revenue Service and, to the extent relevant, the United States Department of the Treasury.

"Knowledge" an individual will be deemed to have Knowledge of a particular fact or other matter if:

(a)

that individual is actually aware of that fact or matter; or

(b)

that individual was aware of circumstances that would give a prudent individual reason to suspect that, upon reasonable inquiry, that fact or other matter may exist.

A Person (other than an individual) will be deemed to have Knowledge of a particular fact or other matter if any individual who is presently serving, as a director or officer of that Person (or in any similar capacity) has, or at any time had, Knowledge of that fact or other matter (as set forth in (a) and (b) above).

"Lease" any Real Property Lease or any lease or rental agreement, license, right to use or installment and conditional sale agreement to which Seller is a party and any other Seller Contract pertaining to the leasing or use of any Tangible Personal Property.

“Leased Real Property” all real property covered by the Real Property Lease.

"Legal Requirement" any federal, state, local, municipal, foreign, international, multinational or other constitution, law, ordinance, principle of common law, code, regulation, statute or treaty.

"Liability" with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

"Marks" as defined in Section 3.25(a)(i).

"Material Consents" as defined in Section 7.3.

"Occupational Safety and Health Law" any Legal Requirement designed to provide safe and healthful working conditions and to reduce occupational safety and health hazards, including the Occupational Safety and Health Act, and any program, whether governmental or private (such as those promulgated or sponsored by industry associations and insurance companies), designed to provide safe and healthful working conditions.

"Order" any order, injunction, judgment, decree, ruling, assessment or arbitration award of any Governmental Body or arbitrator.

"Ordinary Course of Business" an action taken by a Person will be deemed to have been taken in the Ordinary Course of Business only if that action:

(a)

is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; and

(b)

does not require authorization by the board of directors or stockholders of such Person (or by any Person or group of Persons exercising similar authority) and does not require any other separate or special authorization of any nature.

"Patents" as defined in Section 3.25(a)(ii).

"Permitted Encumbrances" as defined in Section 3.9.

"Person" an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or a Governmental Body.

“Principal Stockholder” as defined in the first paragraph of this Agreement.

"Proceeding" any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

"Purchase Price" as defined in Section 2.3.

"Record" information that is inscribed on a tangible medium or that is stored in an electronic or other medium and is retrievable in perceivable form.

"Related Person" With respect to a particular individual:

(a)

each other member of such individual's Family;

(b)

any Person that is directly or indirectly controlled by any one or more members of such individual's Family;

(c)

any Person in which members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

(d)

any Person with respect to which one or more members of such individual's Family serves as a director, officer, partner, manager, executor trustee (or in a similar capacity).

With respect to a specified Person other than an individual:

(a)

any Person that directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with such specified Person;

(b)

any Person that holds a Material Interest in such specified Person;

(c)

each Person that serves as a director, officer, partner, manager, executor or trustee of such specified Person (or in a similar capacity);

(d)

any Person in which such specified Person holds a Material Interest; and

(e)

any Person with respect to which such specified Person serves as a general partner or a trustee (or in a similar capacity).

For purposes of this definition, (a) "control" (including "controlling," "controlled by," and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and shall be construed as such term is used in the rules promulgated under the Securities Act; (b) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the second degree and (iv) any other natural person who resides with such individual; and (c) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of voting securities or other voting interests representing at least ten percent (10%) of the outstanding voting power of a Person or equity securities or other equity interests representing at least ten percent (10%) of the outstanding equity securities or equity interests in a Person.

"Release" any release, spill, emission, leaking, pumping, pouring, dumping, emptying, injection, deposit, disposal, discharge, dispersal, leaching or migration on or into the Environment or into or out of any property.

"Remedial Action" all actions, including any capital expenditures, required or voluntarily undertaken (a) to clean up, remove, treat or in any other way address any Hazardous Material or other substance; (b) to prevent the Release or Threat of Release or to minimize the further Release of any Hazardous Material or other substance so it does not migrate or endanger or threaten to endanger public health or welfare or the Environment; (c) to perform pre-remedial studies and investigations or post-remedial monitoring and care; or  (d) to bring all facilities and the operations conducted thereon into compliance with Environmental Laws and environmental Governmental Authorizations.

“Reorganization” as defined in the second Recital at the beginning of the Agreement.

"Representative" with respect to a particular Person, any director, officer, manager, employee, agent, consultant, advisor, accountant, financial advisor, legal counsel or other representative of that Person.

"Retained Liabilities" as defined in Section 2.4.

"Schedule" a schedule or section of the Disclosure Schedules.

"SEC" the United States Securities and Exchange Commission.

"Securities Act" as defined in Section 3.3.

"Seller" as defined in the first paragraph of this Agreement.

"Seller Contract" any Contract (a) under which Seller has or may acquire any rights or benefits; (b) under which Seller has or may become subject to any obligation or liability; or (c) by which Seller or any of the assets owned or used by Seller is or may become bound.

 “Stockholder Acknowledgement” as defined in Section 9.4.

"Software" all computer software and subsequent versions thereof, including source code, object, executable or binary code, objects, comments, screens, user interfaces, report formats, templates, menus, buttons and icons and all files, data, materials, manuals, design notes and other items and documentation related thereto or associated therewith.

"Subsidiary" with respect to any Person (the "Owner"), any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries.

"Tangible Personal Property" means all of the machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, supplies and other tangible and intangible (to the extent included within or a necessary component of personal property) personal property, including, without limitation, computer hardware and peripherals, and computer software programs, that are owned, licensed or leased by Seller and used, useful or held for use as of the date hereof in the conduct or operations of the FONU2 Business, together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto, plus such additions thereto and deletions therefrom arising in the ordinary course of business and permitted by this Agreement between the date hereof and the Closing Date, but in all cases only to the extent such personal property is used or useful in the FONU2 Business or its operations.

"Tax" any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees' income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any Governmental Body or payable under any tax-sharing agreement or any other Contract.

"Tax Return" any return (including any information return), report, statement, schedule, notice, form, declaration, claim for refund or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

"Third Party" a Person that is not a party to this Agreement.

"Third-Party Claim" any claim against any Indemnified Person by a Third Party, whether or not involving a Proceeding.

"Threat of Release" a reasonable likelihood of a Release that may require action in order to prevent or mitigate damage to the Environment that may result from such Release.

"VAR" means value added reseller.

1.2

USAGE

(a)

Interpretation. In this Agreement, unless a clear contrary intention appears:

(i)

the singular number includes the plural number and vice versa;

(ii)

reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are not prohibited by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually;

(iii)

reference to any gender includes each other gender;

(iv)

reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof;

(v)

reference to any Legal Requirement means such Legal Requirement as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any Legal Requirement means that provision of such Legal Requirement from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision;

(vi)

"hereunder," "hereof," "hereto,"  and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision hereof;

(vii)

"including" (and with correlative meaning "include") means including without limiting the generality of any description preceding such term;

(viii)

"or" is used in the inclusive sense of "and/or";

(ix)

with respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding"; and

(x)

references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto.

(b)

Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted and all accounting determinations hereunder shall be made in accordance with GAAP.

(c)

Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation, and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.

ARTICLE 2

Sale and Transfer of Assets; Closing

2.1

ASSETS TO BE SOLD

Upon the terms and subject to the conditions set forth in this Agreement, at the Closing and effective as of the Closing Date, Seller shall sell, convey, assign, transfer, and deliver to Buyer, and Buyer shall purchase and acquire from Seller, free and clear of any Encumbrances other than Permitted Encumbrances, all of Seller's right, title, and interest in and to all of Seller's property and assets, real, personal, or mixed, tangible and intangible, of every kind and description, wherever located, relating to and necessary for the FONU2 Business, including without limitation the following (but excluding the Excluded Assets):

(a)

all of the intangible rights and property of Seller relating to the FONU2 Business, including Intellectual Property Assets, domain names, going concern value, goodwill, support telephone number and those items listed in Section 3.25, but excluding the items described in Section 2.2;

(b)

all Tangible Personal Property, including without limitation all of the computer hardware and peripherals, cables, and shelving associated therewith;

(c)

all cash, cash equivalents and short-term investments, and Accounts Receivable;

(d)

all Seller Contracts relating to the FONU2 Business, listed in Schedule 2.1(d), and all outstanding offers or solicitations made by or to Seller to enter into any Contract relating to the FONU2 Business;

(e)

all Governmental Authorizations relating to the FONU2 Business and all pending applications therefore or renewals thereof, in each case to the extent transferable to Buyer, including those listed in Schedule 3.17(b);

(f)

all data and Records related to the FONU2 Business of Seller, including client and customer lists and Records, knowledge base, methods, and procedures, trouble ticket activity and history, service order activity and history, sales activity current pipeline and history, referral sources, research and development reports and Records, production reports and Records, service and warranty Records, equipment logs, operating guides and manuals, financial and accounting Records, creative materials, advertising materials, promotional materials, studies, reports, correspondence and other similar documents and Records and, subject to Legal Requirements, copies of all personnel Records and other Records for the Active Employees described in Section 2.2(c);

(g)

all insurance benefits, including rights and proceeds, arising from or relating to the Assets or the Assumed Liabilities prior to the Closing Date, unless expended in accordance with this Agreement;

(h)

all claims of Seller against third parties relating to the Assets, whether choate or inchoate, known or unknown, contingent or noncontingent, including all such claims listed in Schedule 2.1(h);

(i)

all rights of Seller relating to deposits and prepaid expenses, including but not limited to prepaid software maintenance fees, claims for refunds and rights to offset in respect thereof that are listed in Schedule 2.1(i);

(j)

all rights of Seller in any noncompetition, nonsolicitation or nondisclosure agreements between Seller and/or any Person relating to  the FONU2 Business.

All of the property and assets to be transferred to Buyer hereunder are herein referred to collectively as the "Assets."

Notwithstanding the foregoing, the transfer of the Assets pursuant to this Agreement shall not include the assumption of any Liability related to the Assets unless Buyer expressly assumes that Liability pursuant to Section 2.4(a).

2.2

EXCLUDED ASSETS

Notwithstanding anything to the contrary contained in Section 2.1 or elsewhere in this Agreement, the following assets of Seller (collectively, the "Excluded Assets") are not part of the sale and purchase contemplated hereunder, are excluded from the Assets and shall remain the property of Seller after the Closing:

(a)

all minute books, stock Records and corporate seals;

(b)

the shares of capital stock of Seller held in treasury;

(c)

all personnel Records and other Records that Seller is required by law to retain in its possession;

(d)

all claims for refund of Taxes and other governmental charges of whatever nature;

(e)

all rights in connection with and assets of the Employee Plans;

(f)

all rights of Seller under this Agreement, the Bill of Sale, the Assignment and Assumption Agreement and the Escrow Agreement;

(g)

all net operating loses;

(h)

Seller’s leasehold interest in the Satori executive work/living space; and

(i)

Seller’s ownership and leasehold interests in any motor vehicles.

2.3

CONSIDERATION

The consideration for the Assets (the "Purchase Price") will be 53,411,262 “unregistered” and “restricted” shares of the Company’s common stock, par value one mill ($0.001) per share, defined as “restricted securities” within the meaning of Rule 144 of the SEC.

2.4

LIABILITIES

       (a)

Assumed Liability.

Effective as of the Closing, Buyer shall assume and   hold Seller harmless from, and agree to discharge only the following liability of Seller   (the “Assumed Liability”):

(i)

the Investment Contract, dated September 30, 2011, between   the Company and Biosystic Systems, Inc..

(b)

Retained Liabilities. The Retained Liabilities shall remain the sole responsibility of and shall be retained, paid, performed and discharged solely by Seller. "Retained Liabilities" shall mean every Liability of Seller, with the exception of the Assumed Liability.

2.5

[RESERVED]

2.6

CLOSING

The purchase and sale provided for in this Agreement (the "Closing") will take place at the offices of Buyer's counsel, Branden T. Burningham, Esq., at 455 East 500 South, Suite 205, Salt Lake City, Utah, on or after the date that Seller obtains the approval of Stockholders owning a majority of the outstanding classes of all securities of Seller described in Section 2.7(a)(viii), but in no event later than March 16, 2012, unless Buyer and Seller otherwise agree. Subject to the provisions of Article 9, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 2.6 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement. In such a situation, the Closing will occur as soon as practicable, subject to Article 9.

2.7

CLOSING OBLIGATIONS

In addition to any other documents to be delivered under other provisions of this Agreement, at the Closing:

(a)

Seller shall deliver to Buyer, together with funds sufficient to pay all Taxes necessary for the transfer, filing or recording thereof:

(i)

a bill of sale for all of the Assets that are Tangible Personal Property in the form of Exhibit 2.7(a)(i) (the "Bill of Sale") executed by Seller;

(ii)

an assignment of all of the Assets that are intangible personal property in the form of Exhibit 2.7(a)(ii) executed by Seller;

(iii)

assignments of all Intellectual Property Assets and separate assignments of all registered Marks, Patents and Copyrights in the form of Exhibit 2.7(a)(iv) executed by Seller;

(iv)

such other deeds, bills of sale, assignments, certificates of title, documents  and other instruments of transfer and conveyance that are consistent with the Contemplated Transactions and as may reasonably be requested by Buyer, each in form and substance satisfactory to Buyer and its legal counsel and executed by Seller;

(v)

a certificate executed by Seller as to the accuracy of its representations and warranties as of the date of this Agreement  and as of the Closing in accordance with Section 7.1 and as to its compliance with and performance of its covenants and obligations to be performed or complied with at or before the Closing in accordance with Section 7.2;

(vi)

a certificate of the Secretary of Seller certifying, as complete and accurate as of the Closing, attached copies of the Governing Documents of Seller, certifying and attaching all requisite resolutions or actions of Seller's board of directors and stockholders approving the execution and delivery of this

Agreement and the consummation of the Contemplated Transactions and certifying to the incumbency and signatures of the officers of Seller executing this Agreement and any other document relating to the Contemplated Transactions;

(vii)

file-stamped Articles of Amendment to Seller’s Articles of Incorporation, amending Article IV of Seller’s Articles of Incorporation to provide:  (A) that all outstanding shares of Seller’s Series A Preferred Stock and Series B Preferred Stock shall be convertible into Seller’s common stock, on a one-for-one basis; (B) in connection with any agreement providing for any transaction that is intended to be tax-free within the meaning of  Section 368 of the Internal Revenue Code, as amended, all outstanding shares of Seller’s Series A Preferred Stock and Series B Preferred Stock shall automatically convert into shares of Seller’s common stock as set forth in Section 2.7(a)(vii)(A); and (C) for an increase in the number of authorized shares of Seller’s common stock to allow for the issuance of a sufficient number of common shares in connection with the conversion of all shares of Seller’s Series A Preferred Stock and Series B Preferred Stock that are outstanding on the Closing Date;

(viii)

resolutions, duly executed by the holders of a majority of  Seller’s outstanding shares of common stock, Series A Preferred Stock and Series B Preferred Stock, authorizing both this Agreement and the transactions contemplated hereunder and the amendments of Seller’s Articles of Incorporation as set forth in Section 2.7(a)(vii) above; and

(ix)

duly-filed copies of Seller’s federal and state income tax returns for its 2010 tax year, showing the payment in full of all income taxes owing for such year.

(b)

Buyer shall deliver to Seller:

(i)

such documents and other instruments that are consistent with the Contemplated Transactions and as may reasonably be requested by Seller, each in form and substance satisfactory to Seller and its legal counsel and executed by Buyer;

(ii)

a certificate executed by Buyer as to the accuracy of its representations  and warranties as of the date of this Agreement and as of the Closing in accordance with Section 8.1 and as to its compliance with and performance of its covenants and obligations to be performed or complied with at or before the Closing in accordance with Section 8.2;

(iii)

a certificate of the Secretary of Buyer certifying, as complete and accurate as of the Closing, attached copies of the Governing Documents of Buyer  and certifying and attaching all requisite resolutions or actions of Buyer's board of directors approving the execution and delivery of this Agreement and the consummation of the Contemplated Transactions and certifying to the incumbency and signatures of the officers of Buyer executing this Agreement and any other document relating to the Contemplated Transactions;

(v)

the resignation of Nicole Leigh as the President of Buyer and an action by unanimous consent of Buyer’s Board of Directors appointing Jeffrey M. Pollitt to serve in such capacity until the next annual meeting of Buyer’s Board of Directors or his prior resignation or termination; and

(vi)

the resignation of John A. Palmer, Jr. as Secretary and a director of Buyer and an action by unanimous consent of Buyer’s Board of Directors appointing Robert B. Lees to serve as Secretary of the Company, to serve until the next annual meeting of Buyer’s Board of Directors or his prior resignation or termination, and with Jeffrey M. Pollitt to fill the Board of Directors vacancy created by Mr. Palmer’s resignation, with Mr. Pollit to serve until the next annual meeting of Buyer’s stockholders or his prior resignation or termination.

2.8

[RESERVED]

2.9

[RESERVED]

2.10

CONSENTS

(a)

If there are any Material Consents that have not yet been obtained (or otherwise are not in full force and effect) as of the Closing, in the case of each Seller Contract as to which such Material Consents were not obtained (or otherwise are not in full force and effect) (the "Restricted Material Contracts"), Buyer may waive the closing conditions as to any such Material Consent and either:

(i)

elect to have Seller continue its efforts to obtain the Material Consents; or

(ii)

elect to have Seller retain that Restricted Material.

If Buyer elects to have Seller continue its efforts to obtain any Material Consents and the Closing occurs, notwithstanding Sections 2.1 and 2.4, neither this Agreement nor the Assignment and Assumption Agreement nor any other document related to the consummation of the Contemplated Transactions shall constitute a sale, assignment, assumption, transfer, conveyance or delivery or an attempted sale, assignment, assumption, transfer, conveyance or delivery of the Restricted Material Contracts, and following the Closing, the parties shall use Best Efforts, and cooperate with each other, to obtain the Material Consent relating to each Restricted Material Contract as quickly as practicable. Pending the obtaining of such Material Consents relating to any Restricted Material Contract, the parties shall cooperate with each other in any reasonable and lawful arrangements designed to provide to Buyer the benefits of use of the Restricted Material Contract for its term (or any right or benefit arising thereunder, including the enforcement for the benefit of Buyer of any and all rights of Seller against a third party thereunder). Once a Material Consent for the sale, assignment, assumption, transfer, conveyance and delivery of a Restricted Material Contract is obtained, Seller shall promptly assign, transfer, convey and deliver such Restricted Material Contract to Buyer.

(b)

If there are any Consents not listed on Schedule 7.3 necessary for the assignment and transfer of any Seller Contracts to Buyer (the "Nonmaterial Consents") which have not yet been obtained (or otherwise are not in full force and effect) as of the Closing, Buyer shall elect at the Closing, in the case of each of the Seller Contracts as to which such Nonmaterial Consents were not obtained (or otherwise are not in full force and effect) (the "Restricted Nonmaterial Contracts"), whether to:

(i)

accept the assignment of such Restricted Nonmaterial Contract, in which case, as between Buyer and Seller, such Restricted Nonmaterial Contract shall, to the maximum extent practicable and notwithstanding the failure to obtain the applicable Nonmaterial Consent, be transferred at the; or

(ii)

reject the assignment of such Restricted Nonmaterial Contract, in which case, notwithstanding Sections 2.1 and 2.4, (A) neither this Agreement nor any other document related to the consummation of the Contemplated Transactions shall constitute a sale, assignment, assumption, conveyance or delivery or an attempted sale, assignment, assumption, transfer, conveyance or delivery of such Restricted Nonmaterial Contract, and  (B) Seller shall retain such Restricted Nonmaterial Contract and all Liabilities arising therefrom or relating thereto.

2.11

[RESERVED]

2.12

REMITTANCE OF ACCOUNTS RECEIVABLE

Seller shall remit all collections of Accounts Receivable received by it after the Closing Date to Buyer within five (5) business days of receipt.

ARTICLE 3

Representations and Warranties of Seller

Seller and the Principal Stockholder represent and warrant to Buyer as follows:

3.1

ORGANIZATION AND GOOD STANDING

(a)

Schedule 3.1(a) contains a complete and accurate list of Seller's jurisdiction of incorporation and any other jurisdictions in which it is qualified to do business as a foreign corporation. Seller is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under the Seller Contracts. Seller is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

(b)

Complete and accurate copies of the Governing Documents of Seller, as currently in effect, are attached to Schedule 3.1(b).

(c)

Seller has no Subsidiary and, except as disclosed in Schedule 3.1(c), does not own any shares of capital stock or other securities of any other Person.

3.2

ENFORCEABILITY; AUTHORITY; NO CONFLICT

(a)

This Agreement constitutes the legal, valid and binding obligation of Seller and is enforceable against the Seller in accordance with its terms. Upon the execution and delivery by Seller of each other agreement to be executed or delivered by the Seller at the Closing (collectively, the "Closing Documents"), each of the Closing Documents will constitute the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms.  Seller has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Closing Documents to which it is a party and to perform its obligations under this Agreement and the Closing Documents, and, subject to Section 9.4 hereof, such action has been duly authorized by all necessary action by Seller’s stockholders and board of directors.

(b)

Except as set forth in Schedule 3.2(b), neither the execution and delivery of this Agreement by Seller nor the consummation or performance of any of the Contemplated Transactions by Seller will, directly or indirectly (with or without notice or lapse of time):

(i)

Breach (A) any provision of any of the Governing Documents of Seller, or (B) any resolution adopted by the board of directors or the stockholders of Seller;

(ii)

Breach or, to the best of Seller’s or the Principal Stockholder’s Knowledge, give any Governmental Body or other Person the right to challenge any of the Contemplated Transactions or to exercise any remedy or obtain any relief under any Legal Requirement or any Order to which Seller or any of the Assets, may be subject;

(iii)

contravene, conflict with or result in a violation or breach of any of the terms or requirements of, or, to the best of Seller’s or the Principal Stockholder’s Knowledge, give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate or modify, any Governmental Authorization that is held by Seller, or that otherwise relates to the Assets or to the business of Seller;

(iv)

to the Knowledge of the Seller or the Principal Stockholder, cause Buyer to become subject to, or to become liable for the payment of, any Tax;

(v)

Breach any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify, any Seller Contract;

(vi)

result in the imposition or creation of any Encumbrance upon or with respect to any of the Assets; or

(vii)

result in any stockholder of the Seller having the right to exercise dissenters' appraisal rights.

(c)

Except with respect to the stockholder acknowledgement referred to in Section 9.4 hereof, and except as set forth in Schedule 3.2(c), Seller is not required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

3.3

CAPITALIZATION

The authorized equity securities of Seller consist of (a) 16,887,948 shares of common stock, $0.01 par value per share, of which 16,887,948 shares are issued and outstanding; (b) 1,400,000 shares of Series A Preferred Stock, $0.01 par value per share, of which 868,239 shares are issued and outstanding; and (c) 1,712,052 shares of Series B Preferred Stock, par value $0.01 per share, of which 1,712,052 shares are issued and outstanding.  Except as set forth in Schedule 3.3, there are no Contracts relating to the issuance, sale or transfer of any equity securities or other securities of Seller.  Except as set forth in Schedule 3.3, none of the outstanding equity securities of Seller was issued in violation of the Securities Act of 1933, as amended (the "Securities Act"), or any other Legal Requirement.

3.4

FINANCIAL STATEMENTS

Seller has given Buyer access to Seller’s QuickBooks Online Plus account, which includes access to Seller’s balance sheet as of February 28, 2012, and the Seller’s Profit and Loss Statement for a variety of periods ended February 28, 2012.  Such financial statements fairly present the financial condition and the results of operations of Seller as at the respective dates of and for the periods referred to in such financial statements, all in accordance with GAAP. The financial statements referred to in this Section 3.4 reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements. The financial statements have been prepared from and are in accordance with the accounting Records of Seller.

3.5

BOOKS AND RECORDS

Except as set forth on Schedule 3.5, the books of account and other financial Records of Seller, all of which have been made available to Buyer, in all material respects are complete and correct and represent actual, bona fide transactions. The minute books of Seller, all of which have been made available to Buyer, contain accurate and complete Records of all meetings held of, and corporate action taken by, the stockholders, the board of directors and committees of the board of directors of Seller, and no formal meeting of any such stockholders, board of directors or committee has been held for which minutes have not been prepared or are not contained in such minute books.

3.6

SUFFICIENCY OF ASSETS

Except as set forth in Schedule 3.6, the Assets (a) constitute all of the assets, tangible and intangible, of any nature whatsoever, related to the operation of Seller's FONU2 Business, other than assets excluded under Section 2.2 hereof, in the manner presently operated by Seller and (b) subject to such exclusions include all of the operating assets of Seller’s FONU2 Business.

3.7

[RESERVED]

3.8

[RESERVED]

3.9

TITLE TO ASSETS; ENCUMBRANCES

Seller owns good and transferable title to all of the Assets free and clear of any Encumbrances other than those described in Schedule 3.9 ("Encumbrances"). Seller warrants to Buyer that, at the time of Closing, all other Assets shall be free and clear of all Encumbrances other than those identified on Schedule 3.9 as acceptable to Buyer ("Permitted Encumbrances").

3.10

CONDITION OF ASSETS

To Seller's and the Principal Stockholder’s Knowledge, except as disclosed on Schedule 3.10, each item of Tangible Personal Property is in good repair and good operating condition, ordinary wear and tear excepted, is suitable for immediate use in the Ordinary Course of Business. To Seller's and the Principal Stockholder’s Knowledge, no item of Tangible Personal Property is in need of repair or replacement other than as part of routine maintenance in the Ordinary Course of Business. Except as disclosed in Schedule 3.10, all Tangible Personal Property used in Seller's business is in the possession of Seller.

3.11

ACCOUNTS RECEIVABLE

All Accounts Receivable that are reflected on the accounting Records of Seller as of the Closing Date represent or will represent valid obligations arising from sales actually made or services actually performed by Seller in the Ordinary Course of Business.  Seller makes no representation or warranty as to the collectability of any Account Receivable.  To Seller’s and the Principal Stockholder’s Knowledge, and except as set forth in Schedule 3.11, there is no contest, claim, defense or right of setoff, other than returns in the Ordinary Course of Business of Seller, under any Contract with any account debtor of an Account Receivable relating to the amount or validity of such Account Receivable. Schedule 3.11 contains a complete and accurate list of all Accounts Receivable as of February 28, 2012, which list sets forth the aging of each such Account Receivable.

3.12

CUSTOMER, VENDOR AND VENDOR RELATIONS

Except as set forth on Schedule 3.12, the FONU2 Business has been carried on only in the ordinary course and there has not been any transaction or occurrence in which Seller has received any notice from a customer, vendor, supplier or VAR that it intends, nor to the Knowledge of Seller or the Principal Stockholder do any customers, vendors, suppliers or VARs intend, to cease doing business with the FONU2 Business or adversely modify their relationship with the FONU2 Business or Buyer as successor operator thereof such that such termination or modification has had or could reasonably be expected to have a material adverse effect on the FONU2 Business.  Except as set forth in Schedule 3.12, neither Seller nor the Principal Stockholder knows of any changes reasonably expected to occur to the FONU2 Business, the Assets, the competitive situation or relations with customers, vendors, suppliers or VARs or governmental actions or regulations affecting its business, which, if they occur, could have a material adverse effect on the FONU2 Business.

3.13

NO UNDISCLOSED LIABILITIES

Except as set forth in Schedule 3.13, Seller has no Liability except for Liabilities reflected or reserved against in the financial statements referred to in Schedule 3.4 above, and current liabilities incurred in the Ordinary Course of Business of Seller since the date of such financial statements.

3.14

TAXES

(a)

Except as indicated in Schedule 3.14, Seller has duly and timely filed all Tax Returns required to be filed by it and has paid all Taxes due or claimed to be due by any Governmental Body.  All Taxes that Seller is required to withhold or collect have been withheld and, to the extent required, paid to the appropriate Governmental Body.  There are no pending Tax examinations of, or Tax claims asserted against, Seller and there are no bases for any Tax claims.  Seller has not granted any extension of any limitation period applicable to Tax claims which extension is still in effect and Seller is not, and has not been, a member of a controlled group as defined in IRC § 1563 or an affiliated group as defined in IRC § 1504.

(b)

Specific Potential Tax Liabilities and Tax Situations.

(i)

Withholding. All Taxes that Seller is or was required by Legal Requirements to withhold, deduct or collect will as of the Closing Date have been duly withheld, deducted and collected and, to the extent required, have been paid to the proper Governmental Body or other Person.

(ii)

Tax Sharing or Similar Agreements. There is no tax sharing agreement, tax allocation agreement, tax indemnity obligation or similar written or unwritten agreement, arrangement, understanding or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other arrangement relating to Taxes) that will require any payment by Seller.

(iii)

Consolidated Group. Seller (A) has not been a member of an affiliated group within the meaning of Code Section 1504(a) (or any similar group defined under a similar provision of state, local or foreign law) and (B) has no liability for Taxes of any person (other than Seller and its Subsidiaries) under Treas. Reg. sect. 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor by contract or otherwise.

(iv)

S Corporation. Seller is not an S corporation as defined in Code Section 1361.

3.15

NO MATERIAL ADVERSE CHANGE

Except as set forth in Schedule 3.15, since February 28, 2012, there has not been any material adverse change in the business, operations, prospects, assets, results of operations or condition (financial or other) of Seller, and no event has occurred or circumstance exists that may result in such a material adverse change.

3.16

EMPLOYEE BENEFITS

(a)

Set forth in Schedule 3.16(a) is a summary description of all employee benefit plans sponsored by Seller for the benefit of the Seller’s employees including vacation, insurance, health, dental, travel, entertainment, retirement, education, severance, and moving expense reimbursement benefits.  All of the Seller’s employees are employed at will and their employment may be terminated by the Seller without liability, assuming the termination is not for a reason prohibited by law, except for accrued compensation and benefits not paid as of the termination date.  Seller has not erroneously treated workers as independent contractors who should be characterized as employees.

(b)

Except as required by Legal Requirements, as provided in Section 10.1(d), and as set forth on Schedule 3.16(j), the consummation of the Contemplated Transactions will not accelerate the time of vesting or the time of payment, or increase the amount, of compensation due to any director, employee, officer, former employee or former officer of Seller. There are no contracts or arrangements providing for payments that could subject any person to liability for tax under Section 4999 of the Code.

(c)

Except as provided in Section 10.1(d), none of the Contemplated Transactions will result in an amendment, modification or termination of any of the Employee Plans. No written or oral representations have been made to any employee or former employee of Seller promising or guaranteeing any employer payment or funding for the continuation of medical, dental, life or disability coverage for any period of time beyond the end of the current plan year (except to the extent of coverage required under COBRA). No written or oral representations have been made to any employee or former employee of Seller concerning the employee benefits of Buyer.

3.17

COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL AUTHORIZATIONS

(a)

Except as set forth in Schedule 3.17(a):

(i)

Seller is, and at all times has been, in material compliance with each Legal Requirement that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets;

(ii)

No event has occurred or circumstance exists that (with or without notice or lapse of time) (A) may constitute or result in a material violation by Seller of, or a failure on the part of Seller to comply with, any Legal Requirement or (B) may give rise to any obligation on the part of Seller to undertake, or to bear all or any portion of the cost of, any remedial action of any nature; and

(iii)

Seller has not received any notice or other communication (whether oral or written) from any Governmental Body or any other Person that has not been resolved or remedied regarding (A) any actual, alleged, possible or potential violation of, or failure to comply with, any Legal Requirement or (B) any actual, alleged, possible or potential obligation on the part of Seller to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

(b)

Schedule 3.17(b) contains a complete and accurate list of each Governmental Authorization that is held by Seller or that otherwise relates to Seller's business or the Assets. Each Governmental Authorization listed or required to be listed in Schedule 3.17(b) is valid and in full force and effect. Except as set forth in Schedule 3.17(b):

(i)

Seller is, and at all times has been, in material compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Schedule 3.17(b);

(ii)

No event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a material violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in Schedule 3.17(b) or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation or termination of, or any modification to, any Governmental Authorization listed or required to be listed in Schedule 3.17(b);

(iii)

Seller has not received, any notice or other communication (whether oral or written) from any Governmental Body or any other Person that has not been resolved or remedied regarding (A) any actual, alleged, possible or potential violation of or failure to comply with any term or requirement of any Governmental Authorization or (B) any actual, proposed, possible or potential revocation, withdrawal, suspension, cancellation, termination of or modification to any Governmental Authorization; and

(iv)

all applications required to have been filed for the renewal of the Governmental Authorizations listed or required to be listed in Schedule 3.17(b) have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

The Governmental Authorizations listed in Schedule 3.17(b) collectively constitute all of the Governmental Authorizations necessary to permit Seller to lawfully conduct and operate its business in the manner in which it currently conducts and operates such business and to permit Seller to own and use its assets in the manner in which it currently owns and uses such assets.

3.18

LEGAL PROCEEDINGS; ORDERS

(a)

Except as set forth in Schedule 3.18(a), there is no pending or, to Seller's or the Principal Stockholder’s Knowledge, threatened Proceeding:

(i)

by or against Seller or that otherwise relates to or may affect the business of, or any of the assets owned or used by, Seller; or

(ii)

that challenges, or that may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Contemplated Transactions.

To the Knowledge of Seller and the Principal Stockholder, no event has occurred or circumstance exists that is reasonably likely to give rise to or serve as a basis for the commencement of any such Proceeding. Seller has delivered to Buyer copies of all pleadings, correspondence and other documents relating to each Proceeding listed in Schedule 3.18(a). There are no Proceedings listed or required to be listed in Schedule 3.18(a) that could have a material adverse effect on the operations, assets, condition or prospects of the FONU2 Business or upon the Assets.

(b)

Except as set forth in Schedule 3.18(b):

(i)

there is no Order to which Seller, the FONU2 Business or any of the Assets is subject; and

(ii)

to the Knowledge of Seller and the Principal Stockholder, no officer, director, agent or employee of Seller is subject to any Order that prohibits such officer, director, agent or employee from engaging in or continuing any conduct, activity or practice relating to the FONU2 Business.

(c)

Except as set forth in Schedule 3.18(c):

(i)

Seller is, and, at all times has been in compliance with all of the terms and requirements of each Order to which it or any of the Assets is or has been subject;

(ii)

no event has occurred or circumstance exists that is reasonably likely to constitute or result in (with or without notice or lapse of time) a violation of or failure to comply with any term or requirement of any Order to which Seller or any of the Assets is subject; and

(iii)

Seller has not received, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding any actual, alleged, possible or potential violation of, or failure to comply with, any term or requirement of any Order to which Seller or any of the

Assets is or has been subject.

3.19

ABSENCE OF CERTAIN CHANGES AND EVENTS

Except as set forth in Schedule 3.19, since February 28, 2012, Seller has conducted its business only in the Ordinary Course of Business and there has not been any:

(a)

change in Seller's authorized or issued capital stock, grant of any stock option or right to purchase shares of capital stock of Seller or issuance of any security convertible into such capital stock;

(b)

amendment to the Governing Documents of Seller;

(c)

payment (except in the Ordinary Course of Business) or increase by Seller of any bonuses, salaries or other compensation to any stockholder, director, officer or employee or entry into any employment, severance or similar Contract with any director, officer or employee in connection with the operation of the FONU2 Business;

(d)

adoption of, amendment to or increase in the payments to or benefits under, any Employee Plan;

(e)

damage to or destruction or loss of any Asset, whether or not covered by insurance;

(f)

entry into, termination of or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit or similar Contract to which Seller is a party, or (ii) any Contract or transaction;

(g)

sale (other than in the Ordinary Course of Business), lease or other disposition of any Asset or property of Seller (including the Intellectual Property Assets) or the creation of any Encumbrance on any Asset;

(h)

cancellation or waiver of any claims or rights with a value to Seller in excess of $1,000;

(i)

material change in the accounting methods used by Seller; or

(j)

Contract by Seller to do any of the foregoing.

3.20

CONTRACTS; NO DEFAULTS

(a)

Except as set forth on Schedule 3.20(a), Schedule 2.1(d) contains an accurate and complete list, and Seller has delivered to Buyer accurate and complete copies, of:

(i)

each Seller Contract relating to the FONU2 Business or the Assets that involves performance of services or delivery of goods or materials by Seller;

(ii)

each Seller Contract relating to the FONU2 Business or the Assets that involves performance of services or delivery of goods or materials to Seller;

(iii)

each Seller Contract relating to the FONU2 Business or the Assets that was not entered into in the Ordinary Course of Business;

(iv)

each Seller Contract relating to the FONU2 Business or the Assets affecting the ownership of, leasing of, title to, use of  or any leasehold or other interest in any real or personal property;

(v)

each Seller Contract relating to the FONU2 Business or the Assets with any labor union or other employee representative of a group of employees relating to wages, hours and other conditions of employment;

(vi)

each Seller Contract (however named) relating to the FONU2 Business or the Assets involving a sharing of profits, losses, costs or liabilities by Seller with any other Person;

(vii)

each Seller Contract relating to the FONU2 Business or the Assets containing covenants that in any way purport to restrict Seller's business activity or limit the freedom of Seller to engage in any line of business or to compete with any Person;

(viii)

each Seller Contract relating to the FONU2 Business or the Assets providing for payments to or by any Person based on sales, purchases or profits, other than direct payments for goods;

(ix)

each power of attorney of Seller relating to the FONU2 Business or the Assets that is currently effective and outstanding;

(x)

each Seller Contract relating to the FONU2 Business or the Assets entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by Seller to be responsible for consequential damages;

(xi)

each Seller Contract relating to the FONU2 Business or the Assets for capital expenditures;

(xii)

each Seller Contract relating to the FONU2 Business or the Assets not denominated in U.S. dollars;

(xiii)

each written warranty, guaranty and/or other similar undertaking with respect to contractual performance extended by Seller relating to the FONU2 Business or the Assets other than in the Ordinary Course of Business; and

(xiv)

each amendment, supplement and modification (whether oral or written) in respect of any of the foregoing.

(b)

Except as set forth in Schedule 3.20(b), and with the exception of the parties to such Contract, no Person has or may acquire any rights under, and no Person has or may become subject to any obligation or liability under, any Contract that relates to the FONU2 Business or any of the Assets.

(c)

Except as set forth in Schedule 3.20(c):

(i)

each Contract identified or required to be identified in Schedule 2.1(d) and which is to be assigned to or assumed by Buyer under this Agreement is in full force and effect and is valid and enforceable in accordance with its terms;

(ii)

each Contract identified or required to be identified in Schedule 2.1(d) and which is being assigned to or assumed by Buyer is assignable by Seller to Buyer without the consent of any other Person; and

(iii)

to the Knowledge of Seller and the Principal Stockholder, no Contract identified or required to be identified in Schedule 2.1(d) and which is to be assigned to or assumed by Buyer under this Agreement will upon completion or performance thereof have a material adverse affect on the business, assets or condition of Seller or the business to be conducted by Buyer with the Assets.

(d)

Except as set forth in Schedule 3.20(d):

(i)

Seller, is, and at all times has been  in compliance with all applicable terms and requirements of each Seller Contract which is being assumed by Buyer;

(ii)

each other Person that has or had any obligation or liability under any Seller Contract which is being assigned to Buyer is and at all times has been in full compliance with all applicable terms and requirements of such Contract;

(iii)

to Seller’s and the Principal Stockholder’s Knowledge, no

event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with or result in a Breach of, or give Seller or other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or payment under, or to cancel, terminate or modify, any Seller Contract that is being assigned to or assumed by Buyer;

(iv)

to Seller’s and the Principal Stockholder’s Knowledge, no event has occurred or circumstance exists under or by virtue of any Contract that (with or without notice or lapse of time) would cause the creation of any Encumbrance affecting any of the Assets; and

(v)

Seller has not given to or received from any other Person, any notice or other communication (whether oral or written) regarding any actual, alleged, possible or potential violation or Breach of, or default under, any Contract which is being assigned to or assumed by Buyer.

(e)

There are no renegotiations of, attempts to renegotiate or outstanding rights to renegotiate any material amounts paid or payable to Seller under current or completed Contracts relating to the FONU2 Business or the Assets with any Person having the contractual or statutory right to demand or require such renegotiation and no such Person has made written demand for such renegotiation.

(f)

Each Contract relating to the sale, design, manufacture or provision of products or services by Seller relating to the FONU2 Business or the Assets has been entered into in the Ordinary Course of Business of Seller and has been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

3.21

INSURANCE

Schedule 3.21 contains a complete and accurate list of all of Seller’s insurance policies, a description of any self-insurance reserves, and all claims that have been made thereunder since the date of Seller’s inception, together with an explanation of whether the claim has been resolved and, if so, how it was resolved.  All listed insurance policies are in full force and effect and issued by an insurer that is financially sound and reputable.  All premiums due thereunder have been paid on a timely basis.  The listed insurance policies, taken together, provide adequate insurance coverage for the assets and the operations of Seller.  Seller has not been notified by any representative of any insurer of the existence of any ground for cancellation of the policies or performance bonds or for the reduction of coverages provided thereby.  Seller has given notice to the insurer of all pending claims that may be insured thereby and no insurance company has denied coverage or reserved the right to deny coverage under the policies.

3.22

ENVIRONMENTAL MATTERS

(a) To Seller’s and the Principal Stockholder’s Knowledge, Seller has complied and is in compliance in all material respects with all applicable Environmental Laws pertaining to the Assets and Seller's occupancy, use and operations at all locations where Seller has conducted the FONU2 Business.  No Person has alleged any violation by Seller of any applicable Environmental Law relating to the use and operation of the Assets or Seller's operation of the FONU2 Business.

(b) Except as set forth in Schedule 3.22(b) Seller has not caused or taken any action that has resulted or may result in, or has been or is subject to, any liability or obligation, relating to (i) the environmental conditions on, under or about the Assets or other properties or assets owned, leased or used by Seller held for use in connection with, necessary for the operation of, or otherwise material to, the FONU2 Business, or (ii) the past or present use, management, handling, transport, treatment, generation, storage or Release of any Hazardous Materials.

(c) Except as set forth in Schedule 3.22(c):

(i)

No current or past operations and none of the Assets or real property used in the operation of the FONU2 Business is related to or subject to any investigation or evaluation by any Governmental Body, as to whether any Remedial Action is needed to respond to a Release of any Hazardous Materials.

(ii)

Seller is not subject to any outstanding order, judgment, injunction, decree or writ from, or contractual or other obligation to or with, any Governmental Body or other Person in respect of which Buyer may be required to incur any Liability arising from the Release of a Hazardous Material.

(iii)

To Seller’s and the Principal Stockholder’s Knowledge, none of the real property used in connection with the FONU2 Business is, and Seller has not transported or arranged for transportation (directly or indirectly) of any Hazardous Materials relating to the FONU2 Business, the Assets or any such real property to any location that is, listed or proposed for listing under Comprehensive Environmental Response Compensation and Liability Act (CERCLA) or on any similar state list, or the subject of federal, state or local enforcement actions or investigations.

3.23

EMPLOYEES

To the Knowledge of Seller and the Principal Stockholder, and except as set forth in Schedule 3.23, no officer, director, agent, employee, consultant, or contractor of Seller is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor (i) to engage in or continue or perform any conduct, activity, duties or practice relating to the FONU2 Business or (ii) to assign to Seller or to any other Person any rights to any invention, improvement, or discovery.  To the Knowledge of Seller and the Principal Stockholder, no former or current employee of Seller is a party to, or is otherwise bound by, any Contract that in any way adversely affected, affects, or will affect the ability of Seller or Buyer to conduct the FONU2 Business as heretofore carried on by Seller.

3.24

LABOR DISPUTES; COMPLIANCE

(a)

Except as set forth in Schedule 3.24, Seller to its Knowledge and the Knowledge of the Principal Stockholder has complied in all respects with all Legal Requirements relating to employment practices, terms and conditions of employment, equal employment opportunity, nondiscrimination, immigration, wages, hours, benefits, collective bargaining and other requirements under applicable law, the payment of social security and similar Taxes and occupational safety and health. Seller is not liable for the payment of any Taxes, fines, penalties, or other amounts, however designated, for failure to comply with any of the foregoing Legal Requirements.

(b)

Except as disclosed in Schedule 3.24(b), (i) Seller has not been, and is not now, a party to any collective bargaining agreement or other labor contract; (ii) there has not been, there is not presently pending or existing, and to Seller's and the Principal Stockholder’s Knowledge, there is not threatened, any strike, slowdown, picketing, work stoppage or employee grievance process involving Seller; (iii) to Seller's and the Principal Stockholder’s Knowledge, no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute; (iv) there is not pending or, to Seller's and the Principal Stockholder’s Knowledge, threatened against or affecting Seller any Proceeding relating to the alleged violation of any Legal Requirement pertaining to labor relations or employment matters, including any charge or complaint filed with the National Labor Relations Board or any comparable Governmental Body, and there is no organizational activity or other labor dispute against or affecting Seller; (v) no application or petition for an election of or for certification of a collective bargaining agent is pending; (vi) no grievance or arbitration Proceeding exists that might have an adverse effect upon Seller or the conduct of its business; (vii) there is no lockout of any employees by Seller, and no such action is contemplated by Seller; and (viii) to Seller's and the Principal Stockholder’s Knowledge, there has been no charge of discrimination filed against or threatened against Seller with the Equal Employment Opportunity Commission or similar Governmental Body.

3.25

 INTELLECTUAL PROPERTY ASSETS

(a)

The term “Intellectual Property Assets” means certain intellectual property owned or licensed (as licensor or licensee) by Seller relating to the FONU2 Business in which Seller presently has a proprietary interest.  The Intellectual Property Assets are set forth in Schedule 3.25(a).  For purposes of Schedule 3.25(a), the following definitions shall apply:

(i)

assumed fictional business names, trade names, registered and unregistered trademarks, service marks and applications (collectively, "Marks");

(ii)

patents, patent applications and inventions and discoveries that may be patentable (collectively, "Patents");

(iii)

registered and unregistered copyrights in both published works and unpublished works (collectively, "Copyrights");

(iv)

rights in mask works (collectively, “Mask Works”);

(v)

know-how, trade secrets, confidential or proprietary information, customer lists, Software, technical information, data, process technology, plans, drawings and blue prints (collectively, "Trade Secrets"); and

(vi)

rights in internet web sites and internet domain names presently used by Seller (collectively "Net Names").

(b)

Schedule 3.25(b) contains a complete and accurate list and summary description, including any royalties paid or received by Seller, and Seller has delivered to Buyer accurate and complete copies, of all Seller Contracts relating to the Intellectual Property Assets, except for any license implied by the sale of a product and perpetual, paid-up licenses for commonly available Software programs with a value of less than $5,000 under which Seller is the licensee. There are no outstanding and, to Seller's Knowledge, no threatened disputes or disagreements with respect to any such Contract.

(c)

(i)

Except as set forth in Schedule 3.25(c), the Intellectual Property Assets are all those used in the operation of the FONU2 Business as it is currently conducted. Seller is the owner or licensee of all right, title and interest in and to each of the Intellectual Property Assets, which as of the Closing shall be free and clear of all Encumbrances, and has the right to use without payment to a Third Party all of the Intellectual Property Assets, other than in respect of licenses or other Seller Contracts listed in Schedule 3.25(c).

(ii)

Except as set forth in Schedule 3.25(c), no former or current employee of Seller has executed written Contracts with Seller that assign to Seller all rights to any inventions, improvements, discoveries or information relating to the FONU2 Business.

(d)

(i)

Schedule 3.25(a) contains a complete and accurate list and summary description of all Patents.

(ii)

All of the issued Patents are currently in compliance with formal legal requirements (including payment of filing, examination and maintenance fees and proofs of working or use), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the Closing Date.

(iii)

No Patent has been or is now involved in any interference, reissue, reexamination, or opposition Proceeding. To Seller's Knowledge and the Principal Stockholder’s Knowledge, there is no potentially interfering patent or patent application of any Third Party.

(iv)

Except as set forth in Schedule 3.25(d), (A) no Patent is infringed or, to Seller's or the Principal Stockholder’s Knowledge, has been challenged or threatened in any way and (B) to the knowledge of Seller and the Principal Stockholder, none of the products manufactured or sold, nor any process or know-how used, by Seller infringes or is alleged to infringe any patent or other proprietary right of any other Person.

(v)

All products made, used or sold under the Patents have been marked with the proper patent notice.

(e)

(i)

Schedule 3.25(a) contains a complete and accurate list and summary description of all Marks.

(ii)

Except as indicated in Schedule 3.25(e), no Mark has been registered with the United States Patent and Trademark Office.

(iii)

Except as indicate in Schedule 3.25(e), no Mark has been or is now involved in any opposition, invalidation or cancellation Proceeding and, to Seller's Knowledge, no such action is threatened with respect to any of the Marks.

(iv)

To Seller's Knowledge, there is no potentially interfering trademark or trademark application of any other Person.

(v)

No Mark is infringed or, to Seller's Knowledge, has been challenged or threatened in any way. None of the Marks used by Seller infringes or is alleged to infringe any trade name, trademark or service mark of any other Person.

(vi)

All products and materials containing a Mark bear the proper federal registration notice where permitted by law.

(f)

(i)

Schedule 3.25(a) contains a complete and accurate list and summary description of all Copyrights.

(ii)To the Knowledge of Seller and the Principal Stockholder, all of the registered Copyrights are currently in compliance with formal Legal Requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety (90) days after the date of Closing.

(iii)

To the Knowledge of the Seller and the Principal Stockholder, no Copyright is infringed or, to Seller's and the Principal Stockholder’s Knowledge, has been challenged or threatened in any way. None of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any Third Party or is a derivative work based upon the work of any other Person.

(iv)

All works encompassed by the Copyrights have been marked with the proper copyright notice.

(g)

Except as set forth in Schedule 3.25(g):

(i)

With respect to each Trade Secret, the documentation relating to such Trade Secret is current, accurate and sufficient in detail and content to identify and explain it and to allow its full and proper use without reliance on the knowledge or memory of any individual.

(ii)

Seller has taken all reasonable precautions to protect the secrecy, confidentiality and value of all Trade Secrets (including the enforcement by Seller of a policy requiring each employee or contractor to execute proprietary information and confidentiality agreements substantially in Seller's standard form, and all current and former employees and contractors of Seller have executed such an agreement).

(iii)

Seller has good title to and an absolute right to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature and, to Seller's and the Principal Stockholder’s Knowledge, have not been used, divulged or appropriated either for the benefit of any Person (other than Seller) or to the detriment of Seller. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way or infringes any intellectual property right of any other Person.

(h)

(i)

Schedule 3.25(a) contains a complete and accurate list and summary description of all Net Names.

(ii)

All Net Names have been registered in the name of Seller and are in compliance with all formal Legal Requirements.

(iii)

No Net Name has been or is now involved in any dispute, opposition, invalidation or cancellation Proceeding and, to Seller's and the Principal Stockholder’s Knowledge, no such action is threatened with respect to any Net Name.

(iv)

To Seller's and the Principal Stockholder’s Knowledge, there is no domain name application pending of any other person which would or would potentially interfere with or infringe any Net Name.

(v)

No Net Name is infringed or, to Seller's and the Principal Stockholder’s Knowledge, has been challenged, interfered with or threatened in any way. No Net Name infringes, interferes with or is alleged to interfere with or infringe the trademark, copyright or domain name of any other Person.

3.26

RELATIONSHIPS WITH RELATED PERSONS

Except as described in Schedule 3.26, neither Seller nor any Related Person of Seller owns, or since January 1, 2008 has owned, of record or as a beneficial owner, an equity interest or any other financial or profit interest in any Person that has (a) had business dealings or a material financial interest in any transaction with Seller other than business dealings or transactions disclosed in Schedule 3.26, each of which to Seller’s and the Principal Stockholder’s Knowledge has been conducted in the Ordinary Course of Business with Seller at substantially prevailing market prices and on substantially prevailing market terms or (b) engaged in competition with Seller with respect to any line of the products or services of Seller (a "Competing Business") in any market presently served by Seller, except for ownership of less than one percent (1%) of the outstanding capital stock of any Competing Business that is publicly traded on any recognized exchange or in the over-the-counter market. Except as set forth in Schedule 3.26, neither Seller nor any Related Person of Seller is a party to any Contract with, or has any claim or right against, Seller.

3.27

BROKERS OR FINDERS

Neither Seller nor any of its Representatives has incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payments in connection with the sale of Seller's FONU2 Business or the Assets or the Contemplated Transactions.

3.28

SOLVENCY

Immediately after giving effect to the consummation of the Contemplated Transactions: (i) Seller will be able to pay its Liabilities as they become due in the usual course of its business; (ii) Seller will not have unreasonably small capital with which to conduct its present or proposed business; (iii) Seller will have assets (calculated at fair market value) that exceed its Liabilities; and (iv) taking into account all pending and threatened litigation, final judgments against Seller in actions for money damages are not reasonably anticipated to be rendered at a time when, or in amounts such that, Seller will be unable to satisfy any such judgments promptly in accordance with their terms (taking into account the maximum probable amount of such judgments in any such actions and the earliest reasonable time at which such judgments might be rendered) as well as all other obligations of Seller. The cash available to Seller, after taking into account all other anticipated uses of the cash, will be sufficient to pay all such debts and judgments promptly in accordance with their terms.

3.29

DISCLOSURE

(a)

No representation or warranty or other statement made by Seller or the Principal Stockholder in this Agreement, the Disclosure Schedules, any supplement to the Disclosure Schedules, the certificates delivered pursuant to Section 2.7(a) or otherwise in connection with the Contemplated Transactions contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

(b)

Neither Seller nor the Principal Stockholder has Knowledge of any fact that has specific application to Seller (other than general economic or industry conditions) and that may materially adversely affect the assets, business, prospects, financial condition or results of operations of Seller that has not been set forth in this Agreement or the Disclosure Schedules.

3.30

PRIVATE PLACEMENT

Seller has taken all necessary action on its part such that the issuance of Buyer’s common stock as Consideration under this Reorganization constitutes a valid “private placement” that is exempt from the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws, and to Seller’s and Principal Stockholders’ Knowledge, all of Seller’s Stockholders are either “accredited investors” as that term is defined in SEC Rule 501 or “sophisticated investors” as that term is defined in SEC Rule 506, and that not more than 35 of Seller’s Stockholders are “sophisticated investors.”

3.31

FULL DISCLOSURE.

Seller’s and the Principal Stockholders’ representations and warranties contained herein or in any Schedule hereto or in any delivery hereunder are true and correct in every material respect and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading.

ARTICLE 4

Representations and Warranties of Buyer

Buyer represents and warrants to Seller as follows:

4.1

ORGANIZATION AND GOOD STANDING

Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, with full power and authority to conduct its business as it is now conducted.

4.2

AUTHORITY; NO CONFLICT

(a)

This Agreement constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Upon the execution and delivery by Buyer of the Executive Employment Agreements and each other agreement to be executed or delivered by Buyer at Closing (collectively, the "Buyer's Closing Documents"), each of the Buyer's Closing Documents will constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its respective terms. Buyer has the absolute and unrestricted right, power and authority to execute and deliver this Agreement and the Buyer's Closing Documents and to perform its obligations under this Agreement and the Buyer's Closing Documents, and such action has been duly authorized by all necessary corporate action.

(b)

Neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will Breach or give any Person the right to challenge, prevent, delay or otherwise interfere with any of the Contemplated Transactions pursuant to:

(i)

any provision of Buyer's Governing Documents;

(ii)

any resolution or written action adopted by the officers, directors or stockholders of Buyer;

(iii)

any Legal Requirement or Order to which Buyer may be subject; or

(iv)

any Contract to which Buyer is a party or by which Buyer may be bound.

Buyer is not and will not be required to obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

4.3

CERTAIN PROCEEDINGS

There is no pending Proceeding that has been commenced against Buyer and that challenges, or may have the effect of preventing, delaying, making illegal or otherwise interfering with, any of the Contemplated Transactions. To Buyer's Knowledge, no such Proceeding has been threatened.

4.4

BROKERS OR FINDERS

Neither Buyer nor any of its Representatives have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with the Contemplated Transactions.

4.5

REPORTING ISSUER

Buyer files reports with the Securities and Exchange Commission pursuant to Section 13 of the Securities Exchange Act of 1934, as amended, and is current in its reporting obligations thereunder, and that the reports and registration statements of Buyer filed with the SEC are true and correct in every material respect and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which such statements were made, not misleading.

4.6

PRIVATE PLACEMENT

Buyer has taken all necessary action on its part such that the issuance of Buyer’s common stock as Consideration under this Reorganization constitutes a valid “private placement” that is exempt from the registration requirements of the Securities Act and applicable state securities laws.

ARTICLE 5

Covenants of Seller Prior to Closing

5.1

ACCESS AND INVESTIGATION

Between the date of this Agreement and the Closing Date, and upon reasonable advance notice received from Buyer, Seller shall (a) afford Buyer and its Representatives and prospective lenders and their Representatives (collectively, "Buyer Group") full and free access, during regular business hours, to Seller's personnel, properties, Contracts, Governmental Authorizations, books and Records and other documents and data related to the FONU2

Business, such rights of access to be exercised in a manner that does not unreasonably interfere with the operations of Seller; (b) furnish Buyer Group with copies of all such Contracts, Governmental Authorizations, books and Records and other existing documents and data related to the FONU2 Business as Buyer may reasonably request; (c) furnish Buyer Group with such additional financial, operating and other relevant data and information related to the FONU2 Business as Buyer may reasonably request; and (d) otherwise cooperate and assist, to the extent reasonably requested by Buyer, with Buyer's investigation of the properties, assets and financial condition related to Seller.

5.2

OPERATION OF THE FONU2 BUSINESS OF SELLER

Between the date of this Agreement and the Closing, Seller shall in connection with the FONU2 Business:

(a)

conduct its business only in the Ordinary Course of Business;

(b)

except as otherwise agreed to by Buyer in writing, and without making any commitment on Buyer's behalf, use its Best Efforts to preserve intact its current business organization, keep available the services of its officers, employees and agents and maintain its relations and good will with suppliers, customers, landlords, creditors, employees, agents and others having business relationships with it;

(c)

[RESERVED];

(d)

[RESERVED];

(e)

[RESERVED];

(f)

maintain the Assets in a state of repair and condition that complies with Legal Requirements and is consistent with the requirements and normal conduct of Seller's business;

(g)

use its Best Efforts to keep in full force and effect, without amendment, all material rights relating to Seller's business;

(h)

comply with all material Legal Requirements and material contractual obligations applicable to the operations of Seller's business;

(i)

[RESERVED]

(j)

[RESERVED]

(k)

reasonably cooperate with Buyer and assist Buyer in identifying the Governmental Authorizations required by Buyer to operate the FONU2 Business from and after the Closing Date and either transferring existing Governmental Authorizations of Seller to Buyer, where permissible, or obtaining new Governmental Authorizations for Buyer;

(l)

upon request from time to time, execute and deliver all documents, make all truthful oaths, testify in any Proceedings and do all other acts that may be reasonably necessary or desirable in the opinion of Buyer to consummate the Contemplated Transactions, all without further consideration;

(m)

maintain all books and Records of Seller relating to the FONU2 Business in the Ordinary Course of Business for a period of two years from the Closing Date; and

(n)

file with the IRS and all applicable states Seller’s income tax returns for its 2010 tax year and pay all income taxes owing for such year.

5.3

NEGATIVE COVENANT

Except as otherwise expressly permitted herein, and except for any action taken in the Ordinary Course of Business, between the date of this Agreement and the Closing Date, Seller shall not, without the prior written Consent of Buyer, (a) take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Sections 3.15 or 3.19 would be likely to occur; (b) make any modification to any material Contract or Governmental Authorization; or (c) enter into any compromise or settlement of any litigation, proceeding or governmental investigation relating to the Assets or the FONU2 Business.

5.4

REQUIRED APPROVALS

As promptly as practicable after the date of this Agreement, Seller shall make all filings required by Legal Requirements to be made by it in order to consummate the Contemplated Transactions. Seller also shall cooperate with Buyer and its Representatives with respect to all filings that Buyer elects to make or, pursuant to Legal Requirements, shall be required to make in connection with the Contemplated Transactions. Seller also shall cooperate with Buyer and its Representatives in obtaining all Material Consents.

5.5

NOTIFICATION

Between the date of this Agreement and the Closing, Seller shall promptly notify Buyer in writing if it becomes aware of (a) any fact or condition that causes or constitutes a Breach of any of Seller's representations and warranties made as of the date of this Agreement or (b) the occurrence after the date of this Agreement of any fact or condition that would or be reasonably likely to (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had that representation or warranty been made as of the time of the occurrence of, or Seller's discovery of, such fact or condition. Should any such fact or condition require any change to the Disclosure Schedules, Seller shall promptly deliver to

Buyer a supplement to the Disclosure Schedules specifying such change. Such delivery shall not affect any rights of Buyer under Section 9.2 and Article 11. During the same period, Seller also shall promptly notify Buyer of the occurrence of any Breach of any covenant of Seller in this Article 5 or of the occurrence of any event that may make the satisfaction of the conditions in Article 7 impossible or unlikely.

5.6

BEST EFFORTS

Seller shall use its Best Efforts to cause the conditions in Article 7 and Sections 8.3 and 9.4 to be satisfied.

5.7

[RESERVED]

5.8

PAYMENT OF LIABILITIES

Seller shall pay or otherwise satisfy in the Ordinary Course of Business all of its Liabilities and obligations.

5.9

STOCKHOLDERS

Prior to the Closing Date, Seller shall have accepted the subscriptions of Summit Trading Ltd. and Michael Goldberg for a total of 4,855,570 shares of Seller’s common stock (2,427,785 shares per subscriber), as the total number of shares in the Purchase Price is predicated on these shares of Seller being issued and outstanding prior to the Closing.

ARTICLE 6

Covenants of Buyer Prior to Closing

6.1

REQUIRED APPROVALS

As promptly as practicable after the date of this Agreement, Buyer shall make, or cause to be made, all filings required by Legal Requirements to be made by it to consummate the Contemplated Transactions. Buyer also shall cooperate, and cause its Related Persons to cooperate, with Seller (a) with respect to all filings Seller shall be required by Legal Requirements to make and (b) in obtaining all Consents identified in Schedule 3.2(c).

6.2

BEST EFFORTS

Buyer shall use its Best Efforts to cause the conditions in Article 8 and Section 7.3 to be satisfied.

6.3

NOTIFICATION

Between the date of this Agreement and the Closing, Buyer shall promptly notify

Seller in writing if Buyer becomes aware of (a) any fact or condition that causes or constitutes a Breach of any of Buyer's representations and warranties made as of the date of this Agreement or (b) the occurrence after the date of this Agreement of any fact or condition that would or be reasonably likely to (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty of Buyer had that representation or warranty been made as of the time of the occurrence of Buyer’s discovery of such fact or condition.

ARTICLE 7

Conditions Precedent to Buyer's Obligation to Close

Buyer's obligation to purchase the Assets and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

7.1

ACCURACY OF REPRESENTATIONS

(a)

All of Seller's and the Principal Stockholder’s representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), shall have been accurate in all material respects as of the date of this Agreement, and shall be accurate in all material respects as of the time of the Closing as if then made, without giving effect to any supplement to the Disclosure Schedules unless such supplemental schedules shall have been delivered to Buyer more than ten (10) business days prior to Closing.

(b)

Each of the representations and warranties in Sections 3.2(a) and 3.4, and each of the representations and warranties in this Agreement that contains an express materiality qualification, shall have been accurate in all respects as of the date of this Agreement, and shall be accurate in all respects as of the time of the Closing as if then made, without giving effect to any supplement to the Disclosure Schedules unless such supplemental schedules shall have been delivered to Buyer more than ten (10) business days prior to Closing.

7.2

SELLER'S PERFORMANCE

All of the covenants and obligations that Seller is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), shall have been duly performed and complied with in all material respects.

7.3

CONSENTS

Each of the Consents identified in Schedule 7.3 (the "Material Consents") shall have been obtained and shall be in full force and effect.

7.4

ADDITIONAL DOCUMENTS

Seller shall have caused the documents and instruments required by Section 2.7(a) and the following documents to be delivered (or tendered subject only to Closing) to Buyer:

(a)

If requested by Buyer, any Consents or other instruments that may be required to permit Buyer's qualification in each jurisdiction in which Seller is licensed or qualified to do business as a foreign corporation;

(b)

Releases, satisfactions or terminations of all Encumbrances on the Assets, other than Permitted Encumbrances;

(c)

Such other documents as Buyer may reasonably request for the purpose of:

(i)

evidencing the accuracy of any of Seller's representations and warranties;

(ii)

evidencing the performance by Seller of, or the compliance by Seller with, any covenant or obligation required to be performed or complied with by Seller;

(iii)

evidencing the satisfaction of any condition referred to in this Article 7; or

(iv)

otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

7.5

NO PROCEEDINGS

Since the date of this Agreement, there shall not have been commenced or threatened against Buyer, or against any Related Person of Buyer, any Proceeding (a) involving any challenge to, or seeking Damages or other relief in connection with, any of the Contemplated Transactions or (b) that may have the effect of preventing, delaying, making illegal, imposing limitations or conditions on or otherwise interfering with any of the Contemplated Transactions.

7.6

NO CONFLICT

Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), contravene or conflict with or result in a violation of or cause Buyer or any Related Person of Buyer to suffer any adverse consequence under (a) any applicable Legal Requirement or Order or (b) any Legal Requirement or Order that has been published, introduced or otherwise proposed by or before any Governmental Body, including Bulk Sales laws.

7.7

[RESERVED]

7.8

GOVERNMENTAL AUTHORIZATIONS

Buyer shall have received such Governmental Authorizations as are necessary or desirable to allow Buyer to operate the Assets from and after the Closing.

ARTICLE 8

Conditions Precedent to Seller's Obligation to Close

Seller's obligation to sell the Assets and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller in whole or in part):

8.1

ACCURACY OF REPRESENTATIONS

All of Buyer's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), shall have been accurate in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the time of the Closing as if then made.

8.2

BUYER'S PERFORMANCE

All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), shall have been performed and complied with in all material respects.

8.3

CONSENTS

Each of the Consents identified in Exhibit 8.3 shall have been obtained and shall be in full force and effect.

8.4

ADDITIONAL DOCUMENTS

Buyer shall have caused the documents and instruments required by Section 2.7(b) and the following documents to be delivered (or tendered subject only to Closing) to Seller:

(a)

such documents as Seller may reasonably request for the purpose of:

(i)

evidencing the accuracy of any representation or warranty of Buyer;

(ii)

evidencing the performance by Buyer of, or the compliance by Buyer with, any covenant or obligation required to be performed or complied with by Buyer;

(iii)

evidencing the satisfaction of any condition referred to in this Article 8; or

(iv)

otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

8.5

NO INJUNCTION

There shall not be in effect any Legal Requirement or any injunction or other Order that (a) prohibits the consummation of the Contemplated Transactions and (b) has been adopted or issued, or has otherwise become effective, since the date of this Agreement.

ARTICLE 9

Termination

9.

TERMINATION.  This Agreement may be terminated prior to the Closing:

()

by the mutual written consent of Buyer and Seller;

()

[RESERVED];

()

by Seller upon written notice to Buyer, if:

()

Buyer has breached any of its material representations, warranties or agreements contained in this Agreement, and such Breach is not corrected within fifteen (15) days after notice of such Breach is given by Seller to Buyer;

()

the Contemplated Transactions have not been consummated on the Closing Date unless otherwise extended in writing by all parties; provided, that Seller will not be entitled to terminate this Agreement pursuant to this Section 9.1(c)(ii) if Seller’s wilfull failure to comply fully with its obligations under this Agreement has prevented the consummation of the Contemplated Transactions;

()

any of the conditions set forth in Article 8 have become impossible to satisfy; or

()

Buyer notifies Seller on or before March 9, 2012 that Buyer is not satisfied with its due diligence investigation of the Seller.

()

by Buyer upon written notice to Seller,

()

if Seller or the Principal Stockholder has breached any of its/his material representations, warranties or agreements contained in this Agreement, and such Breach is not corrected within fifteen (15) days after notice of such Breach is given by Buyer to Seller;

()

if the Contemplated Transactions have not been consummated on the Closing Date unless otherwise extended in writing by all parties; provided, that Buyer will not be entitled to terminate this Agreement pursuant to this Section 9.1(d)(ii) if Buyer’s wilfull failure to comply fully with its obligations under this Agreement has prevented the consummation of the Contemplated Transactions;

()

if any of the conditions set forth in Article 7 have become impossible to satisfy;

()

if, within ten (10) business days after all of the schedules to be delivered by Seller to Buyer pursuant to this Agreement have been delivered, Buyer notifies Seller that Buyer, in good faith, is unwilling to proceed with the Contemplated Transactions based on the information contained in the schedules;

()

[RESERVED]

()

[RESERVED]

()

if on or before March 9th, 2012, Buyer determines in its sole discretion that the results of Buyer’s due diligence have not been satisfactory.

()

[RESERVED]

9.

EFFECT OF TERMINATION  The right of termination under Section 9.1 is in addition to any other rights Buyer or Seller may have under this Agreement or otherwise, for failure of this Agreement to close.  If this Agreement is terminated, all obligations of the parties under this Agreement will terminate except that all of Article 12 (Confidentiality), Sections 13.1 (Expenses), 13.2 (Public Announcements) 13.4 (Jurisdiction and Service of Process) and 13.13 (Governing Law) will survive indefinitely unless sooner terminated or modified by the parties in writing.

9.3

NO SOLICITATION OR NEGOTIATION  Unless and until this Agreement is terminated, Seller shall not permit any of its directors, officers, employees, representatives, agents, advisors, accountants, and attorneys, to, initiate or solicit, directly or indirectly, any inquiries or make any proposal with respect to, or engage in negotiations concerning, or provide any confidential information or data to any Person (other than Buyer) with respect to, or have any discussions with any Person (other than Buyer) relating to any acquisition, business combination or purchase of all or any significant portions of the assets of, or any equity interest in, directly or indirectly, the FONU2 Business, or otherwise facilitate any effort or attempt to do or seek to do any of the foregoing (“Alternative Proposal”).  Seller will within 24 hours communicate to Buyer the fact that Seller has received any proposal or inquiry in respect of any such transaction, the terms of any such proposal and of any such information requested from Seller or of any such negotiations or discussions being sought to be initiated with Seller.

9.4

STOCKHOLDER ACKNOWLEDGEMENT  As soon as practicable following the date of this Agreement, Seller shall take all action necessary to obtain the written consent of each of its Stockholders approving this Agreement, the Closing Documents and the Contemplated Transactions, waiving disssenter’s rights with respect thereto, and providing certain investment and qualification representations with respect to the shares of Buyer’s common stock that they are to receive in connection with this transaction (the “Stockholder Acknowledgement”).  Seller shall ensure that the Stockholder Acknowledgement is solicited in compliance with the procedural requirements of the Governing Documents of Seller and the applicable provisions of Florida law, including but not limited to Section 607.1202 of the Florida Statutes, and will provide each stockholder with a document disclosing, among other things, the principal terms of this Agreement, where Sellers’ Stockholders may obtain access to Buyer’s SEC reports, the reasons therefor, the tax effects of the Agreement on the Seller and its stockholders, restrictions on transfer of Buyer’s common stock, and all documentation required under Florida law with respect to dissenters’ rights of Seller’s Stockholders (the “Disclosure Document”).  Seller agrees to use all commercially reasonable efforts and to take all action necessary or advisable to secure the necessary votes required by Florida law and Seller’s Governing documents to effect the transaction.  For purposes of this Section 9.4, any stockholder that has not delivered his/her/its Stockholder Acknowledgement within 40 days of Seller’s mailing of the Disclosure Document shall be deemed not to have approved the Agreement and to have exercised his/her/its dissenters’ rights with respect hereto, and shall not receive any shares of Buyer’s common stock under this Agreement.  For any stockholder who is deemed to have exercised his/her/its dissenter’s rights with respect hereto, all shares that such stockholder would otherwise have been entitled to receive hereunder shall be issued pro rata to Seller’s non-dissenting stockholders.

9.5

 [RESERVED]

9.6

[RESERVED]

ARTICLE 10

Additional Covenants

10.1

EMPLOYMENT AGREEMENTS

On or before the Closing Date, the Company will enter into Executive Employment Agreements with Robert B. Lees; Jeffrey Pollitt; and Mark Simpson, and Independent Contractor Agreements with William Lavenia and Jeffrey Olweean, in substantially the same form as the attached Exhibits “A” through “E.”

10.2

PAYMENT OF ALL TAXES RESULTING FROM SALE OF ASSETS BY SELLER

Seller shall pay in a timely manner all Taxes resulting from or payable in connection with the sale of the Assets pursuant to this Agreement, regardless of the Person on whom such Taxes are imposed by Legal Requirements.

10.3

PAYMENT OF OTHER RETAINED LIABILITIES

In addition to payment of Taxes pursuant to Section 10.2, Seller shall pay, or make adequate provision for the payment, in full all of the Retained Liabilities of Seller under this Agreement.

10.4

  [RESERVED]

10.5

REPORTS AND RETURNS

Seller shall promptly after the Closing prepare and file all reports and returns required by Legal Requirements relating to the FONU2 Business, to and including the Closing Date.

10.6

ASSISTANCE IN PROCEEDINGS

Seller will cooperate with Buyer and its counsel in the contest or defense of, and make available its personnel and provide any testimony and access to its books and Records in connection with, any Proceeding involving or relating to (a) any Contemplated Transaction or (b) any action, activity, circumstance, condition, conduct, event, fact, failure to act, incident, occurrence, plan, practice, situation, status or transaction on or before the Closing Date involving Seller or its business.

10.8

CUSTOMER AND OTHER BUSINESS RELATIONSHIPS

After the Closing, Seller will cooperate with Buyer in its efforts to continue and maintain for the benefit of Buyer those business relationships of Seller existing prior to the

Closing and relating to the FONU2 Business to be operated by Buyer after the Closing, including relationships with lessors, employees, regulatory authorities, licensors, customers, suppliers and others, and Seller will satisfy its Liabilities in a manner that is not detrimental to any of such relationships. Seller will refer to Buyer all inquiries relating to such business. Neither Seller nor any of its officers, employees, agents or stockholders shall with Knowledge take any action that would tend to diminish the value of the Assets after the Closing or that would interfere with the business of Buyer to be engaged in after the Closing, including disparaging the name or business of Buyer.

10.9

RETENTION OF AND ACCESS TO RECORDS

After the Closing Date, Buyer shall retain for a period consistent with Buyer's record-retention policies and practices those Records of Seller delivered to Buyer. Buyer also shall provide Seller and its Representatives reasonable access thereto, during normal business hours and on at least three days' prior written notice, to enable them to prepare financial statements or tax returns or deal with tax audits. After the Closing Date, Seller shall provide Buyer and its Representatives reasonable access to Records that are Excluded Assets, during normal business hours and on at least three days' prior written notice, for any reasonable business purpose specified by Buyer in such notice.

10.10

FURTHER ASSURANCES

Subject to the provisions in Sections 5.4 and 6.1, the parties shall cooperate reasonably with each other and with their respective Representatives in connection with any steps required to be taken as part of their respective obligations under this Agreement, and shall (a) furnish upon request to each other such further information; (b) execute and deliver to each other such other documents; and (c) do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the Contemplated Transactions.

10.11

NO CAPITAL CHANGE

Until the two year anniversary of the Closing Date, Buyer shall not effectuate any reverse split or forward split or reclassification of its common stock without the prior written consent of both Nicole Leigh and Robert B. Lees, which consent shall not be unreasonably withheld, conditioned or delayed.

10.12

BUYER’S RETAIL LOCATION

, In the event the Seller sells, transfers, assigns or creates any Encumbrance on Buyer’s retail location at 331 East Commercial Blvd., Ft. Lauderdale, Florida  33334, Seller hereby agrees that the first $500,000.00, of such consideration received will be paid to Nicole Leigh and Jeffrey Olweean. .

10.13

NAME CHANGE OF BUYER

Promptly upon completion of the Closing, Buyer shall amend its Articles of Incorporation, and take such other actions as shall be necessary to change its name to “FONU2, Inc.” and shall use its best efforts to obtain the new trading symbol “FONU” from FINRA.

10.14

PAYMENT FOR DISSENTING SHAREHOLDERS’ SHARES

Seller shall pay or make arrangement for payment of all dissenting shareholders in accordance with Florida law, as well as all costs and expenses associated with the preparation and mailing of notices of dissenter’s rights to Seller’s stockholders and all other costs and expenses associated with Seller’s obligations under Florida’s dissenter’s rights statutes, including, but not limited to any court costs.

10.15

DISTRIBUTION OF PURCHASE PRICE

Not later than 50 days after its mailing of the Disclosure Document to its stockholders in accordance with Paragraph 9.4 hereof, Seller shall provide to Buyer copies of all Stockholder Acknowledgements executed by its stockholders, along with a list of all of Seller’s stockholders who are deemed to have exercised dissenters’ rights with respect to this Agreement.  Based solely on a review of each executed Stockholder Acknowledgement, Buyer shall determine whether the issuance of a pro rata portion of the Purchase Price to each executing shareholder will comply with the registration exemptions provided by applicable federal and state securities laws, rules and regulations.  For each shareholder for whom an exemption is available, Buyer shall issue one stock certificate representing such shareholder’s pro rata portion of the Purchase Price (excluding from this calculation all shareholders for whom a registration exemption is not available), which certificate shall bear the standard restrictive legend, and hall cause such certificate to be delivered to the address indicated by such shareholder on his/her/its Stockholder Acknowledgement form.  For purposes of this Section 10.15, Seller’s Stockholders for whom no registration exemption is available shall be treated as dissenting stockholders, and the Buyer’s shares that would otherwise be issuable to them hereunder shall instead be issued on a pro rata basis to the Seller’s Stockholders for whom an exemption is available and who do not exercise dissenters’ rights with respect to this Agreement.

10.16

PAYMENT OF 2011 INCOME TAXES

Seller shall timely file its federal and state income tax returns for its 2011 tax year and shall pay in full all income taxes then owing.

ARTICLE 11

Indemnification; Remedies

11.1

SURVIVAL

All representations, warranties, covenants and obligations in this Agreement, the Disclosure Schedules, the supplements to the Disclosure Schedules, the certificates delivered pursuant to Section 2.7 and any other certificate or document delivered pursuant to this Agreement shall survive the Closing and the consummation of the Contemplated Transactions, subject to Section 11.7.

11.2

INDEMNIFICATION AND REIMBURSEMENT BY SELLER

Seller and the Principal Stockholder will indemnify and hold harmless Buyer, and its Representatives, members, subsidiaries and Related Persons (collectively, the "Buyer Indemnified Persons"), and will reimburse the Buyer Indemnified Persons for any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees and expenses) or diminution of value, whether or not involving a Third-Party Claim (collectively, "Damages"), arising from or in connection with:

(a)

any Breach of any representation or warranty made by Seller or the Principal Stockholder in (i) this Agreement, (ii) the Disclosure Schedules, (iii) the supplements to the Disclosure Schedules, (iv) the certificates delivered pursuant to Section 2.7 (for this purpose, each such certificate will be deemed to have stated that Seller's representations and warranties in this Agreement fulfill the requirements of Section 7.1 as of the Closing Date as if made on the Closing Date, (v) any transfer instrument or (vi) any other certificate, document, writing or instrument delivered by Seller pursuant to this Agreement;

(b)

any Breach of any covenant or obligation of Seller in this Agreement or in any other certificate, document, writing or instrument delivered by Seller pursuant to this Agreement;

(c)

any Liability arising out of the ownership or operation of the Assets prior to the Closing Date other than the Assumed Liability;

(d)

any brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding made, or alleged to have been made, by any Person with Seller (or any Person acting on their behalf) in connection with any of the Contemplated Transactions;

(e)

any product or component thereof manufactured by or shipped, or any services provided by, Seller, in whole or in part, prior to the Closing Date;

(f)

any noncompliance with any fraudulent transfer law in respect of the Contemplated Transactions;

(g)

any Employee Plan established or maintained by Seller;

(h)

any Retained Liabilities of Seller; or

(i)

any dissenters’ rights claims relating to this Agreement and the transactions contemplated hereby.

11.3

[RESERVED]

11.4

INDEMNIFICATION AND REIMBURSEMENT BY BUYER

Buyer will indemnify and hold harmless Seller its Representatives, members, subsidiaries and Related Persons (collectively, the “Seller Indemnified Persons”), and will reimburse the Seller Indemnified Persons for any Damages arising from or in connection with:

(a)

any Breach of any  representation or warranty made by Buyer in this Agreement or in any certificate, document, writing or instrument delivered by Buyer pursuant to this Agreement;

(b)

any Breach of any covenant or obligation of Buyer in this Agreement or in any other certificate, document, writing or instrument delivered by Buyer pursuant to this Agreement;

(c)

any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with Buyer (or any Person acting on Buyer's behalf) in connection with any of the Contemplated Transactions;

(d)

any product or component thereof manufactured by or shipped, or any services provided by, Buyer, in whole or in part, subsequent to the Closing Date in connection with the Assets or the FONU2 Business previously conducted by Seller or

(e)

any Liability accruing and arising out of the ownership or operation of the Assets subsequent to the Closing Date, including the Assumed Liability.

11.5

[RESERVED]

11.6

[RESERVED]

11.7

[RESERVED]

  11.8

[RESERVED]

11.9

THIRD-PARTY CLAIMS

(a)

Promptly after receipt by an Indemnified Person of notice of the assertion of a Third-Party Claim against it, such Indemnified Person shall give notice to the Indemnifying Person of the assertion of such Third-Party Claim, provided that the failure to notify the Indemnifying Person will not relieve the Indemnifying Person of any liability that it may have to any Indemnified Person, except to the extent that the Indemnifying Person demonstrates that the defense of such Third-Party Claim is prejudiced by the Indemnified Person's failure to give such notice.

(b)

If an Indemnified Person gives notice to the Indemnifying Person pursuant to Section 11.9(a) of the assertion of a Third-Party Claim, the Indemnifying Person shall be entitled to participate in the defense of such Third-Party Claim and, to the extent that it wishes (unless (i) the Indemnifying Person is also a Person against whom the Third-Party Claim is made and the Indemnified Person determines in good faith that joint representation would be inappropriate or (ii) the Indemnifying Person fails to provide reasonable assurance to the Indemnified Person of its financial capacity to defend such Third-Party Claim and provide indemnification with respect to such Third-Party Claim), to assume the defense of such Third-Party Claim with counsel satisfactory to the Indemnified Person. After notice from the Indemnifying Person to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person shall not, so long as it diligently conducts such defense, be liable to the Indemnified Person under this Article 11 for any fees of other counsel or any other expenses with respect to the defense of such Third-Party Claim, in each case subsequently incurred by the Indemnified Person in connection with the defense of such Third-Party Claim, other than reasonable costs of investigation. If the Indemnifying Person assumes the defense of a Third-Party Claim, (i) such assumption will conclusively establish for purposes of this Agreement that the claims made in that Third-Party Claim are within the scope of and subject to indemnification, and (ii) no compromise or settlement of such Third-Party Claims may be effected by the Indemnifying Person without the Indemnified Person's Consent unless (A) there is no finding or admission of any violation of Legal Requirement or any violation of the rights of any Person; (B) the sole relief provided is monetary damages that are paid in full by the Indemnifying Person; and (C) the Indemnified Person shall have no liability with respect to any compromise or settlement of such Third-Party Claims effected without its Consent. If notice is given to an Indemnifying Person of the assertion of any Third-Party Claim and the Indemnifying Person does not, within ten (10) days after the Indemnified Person's notice is given, give notice to the Indemnified Person of its election to assume the defense of such Third-Party Claim, the Indemnifying Person will be bound by any determination made in such Third-Party Claim or any compromise or settlement effected by the Indemnified Person.

(c)

Notwithstanding the foregoing, if an Indemnified Person determines in good faith that there is a reasonable probability that a Third-Party Claim may adversely affect it or its Related Persons other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the Indemnified Person may, by notice to the Indemnifying Person, assume the exclusive right to defend, compromise or settle such Third-Party Claim, but the Indemnifying Person will not be bound by any determination of any Third-Party Claim so defended for the purposes of this Agreement or any compromise or settlement effected without its Consent (which may not be unreasonably withheld).

(d)

Notwithstanding the provisions of Section 13.4, Seller hereby consents to the nonexclusive jurisdiction of any court in which a Proceeding in respect of a Third-Party Claim is brought against any Buyer Indemnified Person for purposes of any claim that a Buyer Indemnified Person may have under this Agreement with respect to such Proceeding or the matters alleged therein and agree that process may be served on Seller with respect to such a claim anywhere in the United States.

(e)

With respect to any Third-Party Claim subject to indemnification under this Article 11: (i) both the Indemnified Person and the Indemnifying Person, as the case may be, shall keep the other Person fully informed of the status of such Third-Party Claim and any related Proceedings at all stages thereof where such Person is not represented by its own counsel, and (ii) the parties agree (each at its own expense) to render to each other such assistance as they may reasonably require of each other and to cooperate in good faith with each other in order to ensure the proper and adequate defense of any Third-Party Claim.

(f)

With respect to any Third-Party Claim subject to indemnification under this Article 11, the parties agree to cooperate in such a manner as to preserve in full (to the extent possible) the confidentiality of all Confidential Information and the attorney-client and work-product privileges. In connection therewith, each party agrees that: (i) it will use its Best Efforts, in respect of any Third-Party Claim in which it has assumed or participated in the defense, to avoid production of Confidential Information (consistent with applicable law and rules of procedure), and (ii) all communications between any party hereto and counsel responsible for or participating in the defense of any Third-Party Claim shall, to the extent possible, be made so as to preserve any applicable attorney-client or work-product privilege.

11.10

[RESERVED]

11.11

INDEMNIFICATION IN CASE OF STRICT LIABILITY OR INDEMNITEE NEGLIGENCE

THE INDEMNIFICATION PROVISIONS IN THIS ARTICLE 11 SHALL BE ENFORCEABLE REGARDLESS OF WHETHER THE LIABILITY IS BASED UPON PAST, PRESENT OR FUTURE ACTS, CLAIMS OR LEGAL REQUIREMENTS (INCLUDING ANY PAST, PRESENT OR FUTURE BULK SALES LAW, ENVIRONMENTAL LAW, FRAUDULENT TRANSFER ACT, OCCUPATIONAL SAFETY AND HEALTH LAW OR PRODUCTS LIABILITY, SECURITIES OR OTHER LEGAL REQUIREMENT) AND REGARDLESS OF WHETHER ANY PERSON (INCLUDING THE PERSON FROM WHOM INDEMNIFICATION IS SOUGHT) ALLEGES OR PROVES THE SOLE, CONCURRENT, CONTRIBUTORY OR COMPARATIVE NEGLIGENCE OF THE PERSON SEEKING

INDEMNIFICATION OR THE SOLE OR CONCURRENT STRICT LIABILITY IMPOSED UPON THE PERSON SEEKING INDEMNIFICATION.

ARTICLE 12

Confidentiality

12.1

DEFINITION OF CONFIDENTIAL INFORMATION

(a)

As used in this Article 12, the term "Confidential Information" includes any and all of the following information of Seller or Buyer that has been or may hereafter be disclosed in any form, whether in writing, orally, electronically or otherwise, or otherwise made available by observation, inspection or otherwise by either party (Buyer on the one hand or Seller on the other hand) or its Representatives (collectively, a "Disclosing Party") to the other party or its Representatives (collectively, a "Receiving Party”):

(i)

all information that is a trade secret under applicable trade secret or other law;

(ii)

all information concerning product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing or distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer hardware, Software and computer software and database technologies, systems, structures and architectures;

(iii)

all information concerning the business and affairs of the Disclosing Party (which includes historical and current financial statements, financial projections and budgets, tax returns and accountants' materials, historical, current and projected sales, capital spending budgets and plans, business plans, strategic plans, marketing and advertising plans, publications, client and customer lists and files, contracts, the names and backgrounds of key personnel and personnel training techniques and materials, however documented), and all information obtained from review of the Disclosing Party's documents or property or discussions with the Disclosing Party regardless of the form of the communication; and

(iv)

all notes, analyses, compilations, studies, summaries and other material prepared by the Receiving Party to the extent containing or based, in whole or in part, upon any information included in the foregoing.

(b)

Any trade secrets of a Disclosing Party shall also be entitled to all of the protections and benefits under applicable trade secret law and any other applicable law. If any information that a Disclosing Party deems to be a trade secret is found by a court of competent jurisdiction not to be a trade secret for purposes of this Article 12, such information shall still be considered Confidential Information of that Disclosing Party for purposes of this Article 12 to the extent included within the definition. In the case of trade secrets, both Buyer and Seller hereby waive any requirement that the other party submit proof of the economic value of any trade secret or post a bond or other security.

12.2

RESTRICTED USE OF CONFIDENTIAL INFORMATION

(a)

Each Receiving Party acknowledges the confidential and proprietary nature of the Confidential Information of the Disclosing Party and agrees that such Confidential Information (i) shall be kept confidential by the Receiving Party; (ii) shall not be used for any reason or purpose other than to evaluate and consummate the Contemplated Transactions; and (iii) without limiting the foregoing, shall not be disclosed by the Receiving Party to any Person, except in each case as otherwise expressly permitted by the terms of this Agreement or with the prior written consent of an authorized representative of Seller with respect to Confidential Information of Seller (each, a "Seller Contact") or an authorized representative of Buyer with respect to Confidential Information of Buyer (each, a "Buyer Contact"). Both Buyer and Seller shall disclose the Confidential Information of the other party only to its Representatives who require such material for the purpose of evaluating the Contemplated Transactions and are informed by Buyer or Seller, as the case may be, of the obligations of this Article 12 with respect to such information. Each of Buyer and Seller shall (iv) enforce the terms of this Article 12 as to its respective Representatives; (v) take such action to the extent necessary to cause its Representatives to comply with the terms and conditions of this Article 12; and (vi) be responsible and liable for any breach of the provisions of this Article 12 by it or its Representatives.

(b)

Unless and until this Agreement is terminated, Seller shall maintain as confidential any Confidential Information (including for this purpose any information of Seller of the type referred to in Sections 12.1(a)(i), (ii) and (iii), whether or not disclosed to Buyer) of the Seller relating to the Assets and the Assumed Liability.  Notwithstanding the preceding sentence, Seller may use any Confidential Information of Seller before the Closing in the Ordinary Course of Business in connection with the transactions permitted by Section 5.2.

(c)

From and after the Closing, the provisions of Section 12.2(a) above shall not apply to or restrict in any manner Buyer's use of any Confidential Information of the Seller relating to any of the Assets.

12.3

EXCEPTIONS

Sections 12.2(a) and (b) do not apply to that part of the Confidential Information of a Disclosing Party that a Receiving Party demonstrates (a) was, is or becomes generally available to the public other than as a result of a breach of this Article 12 by the Receiving Party or its Representatives; (b) was or is developed by the Receiving Party independently of and without reference to any Confidential Information of the Disclosing Party; or (c) was, is or becomes available to the Receiving Party on a non confidential basis from a Third Party not bound by a confidentiality agreement or any legal, fiduciary or other obligation restricting disclosure. Seller shall not disclose any Confidential Information of Seller relating to any of the Assets or the Assumed Liability in reliance on the exceptions in clauses (b) or (c) above.

12.4

LEGAL PROCEEDINGS

If a Receiving Party becomes compelled in any Proceeding or is requested by a Governmental Body having regulatory jurisdiction over the Contemplated Transactions to make any disclosure that is prohibited or otherwise constrained by this Article 12, that Receiving Party shall provide the Disclosing Party with prompt notice of such compulsion or request so that it may seek an appropriate protective order or other appropriate remedy or waive compliance with the provisions of this Article 12. In the absence of a protective order or other remedy, the Receiving Party may disclose that portion (and only that portion) of the Confidential Information of the Disclosing Party that, based upon advice of the Receiving Party's counsel, the Receiving Party is legally compelled to disclose or that has been requested by such Governmental Body, provided, however, that the Receiving Party shall use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded by any Person to whom any Confidential Information is so disclosed. The provisions of this Section 12.4 do not apply to any Proceedings between the parties to this Agreement.

12.5

RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION

If this Agreement is terminated, each Receiving Party shall (a) destroy all Confidential Information of the Disclosing Party prepared or generated by the Receiving Party without retaining a copy of any such material; (b) promptly deliver to the Disclosing Party all other Confidential Information of the Disclosing Party, together with all copies thereof, in the possession, custody or control of the Receiving Party or, alternatively, with the written consent of a Seller Contact or a Buyer Contact (whichever represents the Disclosing Party) destroy all such Confidential Information; and (c) certify all such destruction in writing to the Disclosing Party, provided, however, that the Receiving Party may retain a list that contains general descriptions of the information it has returned or destroyed to facilitate the resolution of any controversies after the Disclosing Party's Confidential Information is returned.

12.6

ATTORNEY-CLIENT PRIVILEGE

The Disclosing Party is not waiving, and will not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges as a result of disclosing its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party, regardless of whether the Disclosing Party has asserted, or is or may be entitled to assert, such privileges and protections. The parties (a) share a common legal and commercial interest in all of the Disclosing Party's Confidential Information that is subject to such privileges and protections; (b) are or may become joint defendants in Proceedings to which the Disclosing Party's

Confidential Information covered by such protections and privileges relates; (c) intend that such privileges and protections remain intact should either party become subject to any actual or threatened Proceeding to which the Disclosing Party's Confidential Information covered by such protections and privileges relates; and (d) intend that after the Closing the Receiving Party shall have the right to assert such protections and privileges. No Receiving Party shall admit, claim or contend, in Proceedings involving either party or otherwise, that any Disclosing Party waived any of its attorney work-product protections, attorney-client privileges or similar protections and privileges with respect to any information, documents or other material not disclosed to a Receiving Party due to the Disclosing Party disclosing its Confidential Information (including Confidential Information related to pending or threatened litigation) to the Receiving Party.

ARTICLE 13

General Provisions

13.1

EXPENSES

Except as otherwise provided in this Agreement, each party to this Agreement will bear its respective fees and expenses incurred in connection with the preparation, negotiation, execution and performance of this Agreement and the Contemplated Transactions, including all fees and expense of its Representatives.  If this Agreement is terminated, the obligation of each party to pay its own fees and expenses will be subject to any rights of such party arising from a Breach of this Agreement by another party.

13.2

PUBLIC ANNOUNCEMENTS

Any public announcement, press release or similar publicity with respect to this Agreement or the Contemplated Transactions prior to Closing, other than such reporting required by Seller under applicable securities laws, rules and regulations, will be issued, if at all, at such time and in such manner as mutually agreed between Buyer and Seller. Seller and Buyer will consult with each other concerning the means by which Seller's employees, customers, suppliers and others having dealings with Seller will be informed of the Contemplated Transactions, and Buyer will have the right to be present for any such communication.

13.3

NOTICES

All notices, Consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties):

Seller:

Cygnus Internet, Inc.

Attention: Jeffrey M. Pollitt, President

314 E. Dania Beach Blvd., Suite 117

Dania Beach, Florida  33004

E-mail address: admin@fonu2.com

with a copy to:

Stacie K. Daley, Esq.

2147 NE 65th Street

Ft. Lauderdale, Florida  33308

E-mail address: sdaleyesq@aol.com

Buyer:

Zaldiva, Inc.

Attention: Nicole Leigh, President

331 E. Commercial Blvd.,

Ft. Lauderdale, Florida  33334

Fax no.: 954-938-4132

E-mail address: nicole@zaldiva.com

with a copy to:

Burningham & Burningham

Attention: Branden T. Burningham, Esq.

455 East 500 South, Suite 205

Salt Lake City, Utah  84111

Fax no.: 801-355-7126

E-mail address: btb@burninglaw.com

13.4

JURISDICTION; SERVICE OF PROCESS

Any Proceeding arising out of or relating to this Agreement or any Contemplated Transaction may be brought in the courts of the State of Florida, and each of the parties irrevocably submits to the exclusive jurisdiction of each such court in any such Proceeding, waives any objection it may now or hereafter have to venue or to convenience of forum, agrees that all claims in respect of the Proceeding shall be heard and determined only in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement or any Contemplated Transaction in any other court. The parties agree that either or both of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained agreement between the parties irrevocably to waive any objections to venue or to convenience of forum. Process in any Proceeding referred to in the first sentence of this section may be served on any party anywhere in the world.

13.5

ENFORCEMENT OF AGREEMENT

Seller acknowledges and agree that Buyer would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that any Breach of this Agreement by Seller could not be adequately compensated in all cases by monetary damages alone. Accordingly, in addition to any other right or remedy to which Buyer may be entitled, at law or in equity, it shall be entitled to enforce any provision of this Agreement by a decree of specific performance and to temporary, preliminary and permanent injunctive relief to prevent Breaches or threatened Breaches of any of the provisions of this Agreement, without posting any bond or other undertaking.

13.6

WAIVER; REMEDIES CUMULATIVE

Except as otherwise provided in this Agreement, the rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither any failure nor any delay by any party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

13.7

ENTIRE AGREEMENT AND MODIFICATION

This Agreement supersedes all prior agreements, whether written or oral, between the parties with respect to its subject matter (including any letter of intent and any confidentiality agreement between Buyer and Seller) and constitutes (along with the Disclosure Schedules, Exhibits and other documents delivered pursuant to this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended, supplemented, or otherwise modified except by a written agreement executed by the party to be charged with the amendment.

13.8

DISCLOSURE SCHEDULES

(a)

The information in the Disclosure Schedules constitutes (i) exceptions to particular representations, warranties, covenants and obligations of Seller as set forth in this Agreement or (ii) descriptions or lists of assets and liabilities and other items referred to in this Agreement. If there is any inconsistency between the statements in this Agreement and those in the Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules with respect to a specifically identified representation or warranty), the statements in this Agreement will control.

(b)

The statements in the Disclosure Schedules, and those in any supplement thereto, relate only to the provisions in the Section of this Agreement to which they expressly relate and not to any other provision in this Agreement.

13.9

ASSIGNMENTS, SUCCESSORS AND NO THIRD-PARTY RIGHTS

No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties, except that Buyer may assign any of its rights and delegate any of its obligations under this Agreement to any Subsidiary of Buyer, provided that Buyer remains liable hereunder, and may collaterally assign its rights hereunder to any financial institution providing financing in connection with the Contemplated Transactions. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement, except such rights as shall inure to a successor or permitted assignee pursuant to this Section 13.9.

13.10

SEVERABILITY

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

13.11 CONSTRUCTION

The headings of Articles and Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Articles," "Sections" and "Parts" refer to the corresponding Articles, Sections and Parts of this Agreement and the Disclosure Schedules.  The parties acknowledged that each party has been presented by counsel and has read and negotiated the language used in this Agreement.  The parties agree that, because all participated in negotiation and drafting this Agreement, no rule of construction shall apply to this Agreement which construes ambiguous language in favor of or against any party by reason of that party’s role in drafting the Agreement.

13.12

TIME OF ESSENCE

With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

13.13

GOVERNING LAW

This Agreement will be governed by and construed under the laws of the State of Florida without regard to conflicts-of-laws principles that would require the application of any other law.

13.14

EXECUTION OF AGREEMENT

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

13.15

[RESERVED]

13.16

ATTORNEY’S FEES

In the event of any litigation, including appeals, with regard to this Agreement, the prevailing Party shall be entitled to recover from the non-prevailing Party all reasonable fees, costs, and expenses of counsel at pre-trial, trial and appellate levels.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

"BUYER" ZALDIVA, INC., a Nevada corporation By: /s/Nicole Leigh Nicole Leigh President	"SELLER" CYGNUS INTERNET, INC., a Florida corporation By: /s/Jeffrey M. Pollitt Jeffrey M. Pollitt President
‘PRINCIPAL STOCKHOLDER’ /s/Jeffrey M. Pollitt Jeffrey M. Pollitt

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